Execution Version
AMENDMENT NO. 1
Dated as of November 20, 2023
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of October 20, 2022
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.
as successor Syndication Agent and
PNC BANK, NATIONAL ASSOCIATION,
ROYAL BANK OF CANADA,
TRUIST BANK,
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
_______________________
J.P. MORGAN CHASE BANK, N.A.,
MIZUHO BANK, LTD.,
PNC CAPITAL MARKETS LLC,
RBC CAPITAL MARKETS,
TRUIST SECURITIES, INC.
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 1
AMENDMENT NO. 1 dated as of November 20, 2023 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank, MIZUHO BANK (USA), as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, ROYAL BANK OF CANADA, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2027 (the “Extended Commitment Termination Date”), (ii) certain Existing Banks will agree to provide additional revolving credit commitments having as a termination date the Extended Commitment Termination Date (the “Extended Commitment Increase”) and (iii) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”);
WHEREAS, on the First Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;
WHEREAS, certain other financial institutions referred to herein as “Non- Extending Banks” (each, a “Non-Extending Bank”) have informed the Borrower of their desire to not extend their existing Commitments; and
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the First Amendment Effective Date, refer to the Amended Credit Agreement.
Section 2. Amended Terms and First Amendment Effective Date Transactions.
(a)    Each of the parties hereto agrees that, effective on the First Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double- underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.
(b)    On the First Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the aggregate Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.
(c)    On the First Amendment Effective Date, The Bank of Nova Scotia’s role as a Co- Documentation Agent under the Existing Credit Agreement shall be terminated and they shall not be entitled to any fees with respect to that role.
(d)    On the First Amendment Effective Date, Truist Securities, Inc. and U.S. Bank National Association shall hereby be appointed as a Co-Lead Arranger and Truist Bank and U.S. Bank National Association shall hereby be appointed as a Co-Documentation Agent under the Amended Credit Agreement.
Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:
(a)    the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(b)    no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the First Amendment Effective Date; and
(c)    the execution and delivery of this Amendment and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated under the Amended Credit Agreement and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.
Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper- based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Bank reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.
Section 7. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the First Amendment Effective Date unless otherwise indicated, and satisfaction of the conditions precedent set forth in (h) below:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank, and (iii) the Required Banks under the Existing Credit Agreement;

(b)    receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C to the Amended Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations;
(c)    receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the First Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
(d)    receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
(e)    receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including all such fees that are owed to each Non-Extending Bank required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the First Amendment Effective Date;
(f)    receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the First Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti- money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation;
(g)receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent;
(h)    receipt by a requesting Bank of a new promissory Note, as applicable; and
(i)    no Default or Event of Default has occurred and is continuing, or would result from the extension of the Extended Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in the Amended Credit Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension).

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION
By:    /s/ YU LING WANG
Name:    Yu Ling Wang
Title:    Senior Vice President and
    Chief Financial Officer

Signature Page to Amendment No. 1 – 2027 Facility

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Initial Issuing Bank and
Extending Bank
By:    /s/ KHAWAJA TARIQ
Name:    Khawaja Tariq
Title:    Vice President

Signature Page to Amendment No. 1 – 2027 Facility

MIZUHO BANK, LTD., as Syndication Agent and
Extending Bank
By:    /s/ EDWARD SACKS
Name:    Edward Sacks
Title:    Authorized Signatory

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,
MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO
(THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
KEYBANK NATIONAL ASSOCIATION
By:    /s/ BENJAMIN COOPER
Name: Benjamin C Cooper
Title: Senior Vice President

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, .JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of
$_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment
MUFG BANK, LTD.
By:    /s/ MICHAEL AGRIMIS
Name: Michael Agrimis
Title: Managing Director

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK. (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of
$_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
PNC BANK, NATIONAL ASSOCIATION
By:    /s/ JOSEPH MCELHINNEY
Name: Joseph McElhinny
Title: Senior Vice President

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of
$_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
REGIONS BANK
By:    /s/ TEDRICK TARVER
Name: Tedrick Tarver
Title: Director

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of
$_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
ROYAL BANK OF CANADA
By:    /s/ BENJAMIN LENNON
Name:    Benjamin Lennon
Title:    Authorized Signatory

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,
MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
□The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of
$_______________.
☒    The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
THE BANK OF NOVA SCOTIA
By:    /s/ DAVID DEWAR
Name: David Dewar
Title: Director

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. 1 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,
MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of
$_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
TRUIST BANK
By:    /s/ JUSTIN LIEN
Name:    Justin Lien
Title:    Director

Signature Page to Amendment No. 1 – 2027 Facility

SIGNATURE PAGE TO AMENDMENT NO. l (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF OCTOBER 20, 2022, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,
MIZUHO BANK (USA) AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).
Check only one of the following:
☒    The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set fo1th on Schedule l hereto, which amount will be conve1ted in full to an Extended Commitment.
□The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit
Agreement in an aggregate principal amount of
$_______________.
□The undersigned is a “Non-Extending Bank” and consents to this Amendment and to not extending its existing Commitment.
U.S. BANK NATIONAL ASSOCIATION
By:    /s/ EUGENE BUTEA
Name: Eugene Butea
Title: Vice President

Signature Page to Amendment No. 1 – 2027 Facility

    SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
PNC Bank, National Association	$150,000,000.00
Truist Bank	$150,000,000.00
U.S. Bank National Association	$150,000,000.00
Regions Bank	$125,000,000.00
MUFG Bank, Ltd.	$100,000,000.00
KeyBank National Association	$180,000,000.00
The Bank of Nova Scotia*	$150,000,000.00
Total	$1,455,000,000.00

*Non-extending lender – commitment termination date of November 28, 2026

EXHIBIT A

NOT A LEGAL DOCUMENT
COMPOSITE COPY REFLECTING
AMENDMENT NO. 1
DATED AS OF NOVEMBER 20, 2023
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
October 20, 2022
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS LISTED HEREIN,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Initial Issuing Bank,
MIZUHO BANK, LTD.,
as successor Syndication Agent, and
PNC BANK, NATIONAL ASSOCIATION,
~~THE BANK OF NOVA SCOTIA,~~
~~and~~
ROYAL BANK OF CANADA
TRUIST BANK
and
U.S. BANK NATIONAL ASSOCIATION
as Co-Documentation Agents
________________________
J.P. MORGAN CHASE BANK, N.A.
MIZUHO BANK, LTD.
PNC CAPITAL MARKETS LLC
~~THE BANK OF NOVA SCOTIA~~RBC CAPITAL MARKETS
TRUIST SECURITIES, INC.
and

U.S. BANK NATIONAL ASSOCIATION
~~RBC CAPITAL MARKETS~~
as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
___________________
Page
ARTICLE 1
Definitions
Section 1.01.    Definitions        1
Section 1.02    Accounting Terms and Determinations        31
Section 1.03.    Types of Borrowings        ~~31~~32
Section 1.04.    Letter of Credit        ~~31~~32
Section 1.05.    Divisions        ~~32~~33
Section 1.06.    Interest Rates; Benchmark Notificatin        ~~32~~33
ARTICLE 2
The Credits
Section 2.01.    Commitments to Lend and Issue Letters of Credit        33
Section 2.02.    Notice of Committed Borrowings        ~~35~~36
Section 2.03    Competitive Bid Procedure        36
Section 2.04.    Notice to Banks; Funding of Loans        ~~38~~39
Section 2.05.    Notes        ~~39~~40
Section 2.06.    Maturity of Loans        ~~40~~41
Section 2.07.    Interest Rates        ~~40~~41
Section 2.08.    Method of Electing Interest Rates        ~~44~~45
Section 2.09.    Fees        ~~45~~46
Section 2.10.    Optional Termination or Reduction of Commitments        ~~47~~48
Section 2.11.    Mandatory Termination of Commitments        ~~47~~48
Section 2.12.    Optional Prepayments        ~~47~~48
Section 2.13.    General Provisions as to Payments        48
Section 2.14.    Funding Losses        ~~48~~49
Section 2.15.    Computation of Interest and Fees        ~~49~~50
Section 2.16.    Taxes        ~~49~~50
Section 2.17.    Increase of Commitments        5354
Section 2.18.    Replacement of Banks        55
Section 2.19.    Defaulting Banks        ~~56~~57
Section 2.20.    Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit;
Funding of Participations        ~~59~~60
Section 2.21.    ~~[Reserved]~~2026 Conversions        ~~67~~68
Section 2.22.    Extension of Commitment Termination Date        ~~67~~68
Section 2.23.    Swingline Loans        71

i

ARTICLE 3
Conditions
Section 3.01.    Effectiveness        ~~70~~72
Section 3.02.    [Reserved]        ~~71~~74
Section 3.03.    Borrowings and L/C Credit Extensions        ~~71~~74
ARTICLE 4
Representations and Warranties
Section 4.01.    Corporate Existence, Power and Authority        ~~72~~75
Section 4.02.    Financial Statements        ~~73~~76
Section 4.03.    Litigation        ~~74~~77
Section 4.04.    Governmental Authorizations        ~~74~~77
Section 4.05.    Members’ Subordinated Certificates        ~~74~~77
Section 4.06.    No Violation of Agreements        ~~74~~77
Section 4.07.    No Event of Default under the Indentures        ~~75~~78
Section 4.08.    Compliance with ERISA        ~~75~~78
Section 4.09.    Compliance with Other Laws        ~~76~~78
Section 4.10.    Tax Status        ~~76~~79
Section 4.11.    Investment Company Act        ~~76~~79
Section 4.12.    Disclosure        ~~76~~79
Section 4.13.    Subsidiaries        ~~76~~79
Section 4.14.    Environmental Matters        ~~76~~79
Section 4.15.    Anti-Corruption Laws and Sanctions        ~~77~~80
Section 4.16.    FinCEN Beneficial Ownership Certification        ~~77~~80
ARTICLE 5
Covenants
Section 5.01.    Corporate Existence        ~~78~~80
Section 5.02.    Disposition of Assets, Merger, Character of Business, etc        ~~78~~81
Section 5.03.    Financial Information        ~~78~~81
Section 5.04.    Default Certificates        ~~80~~82
Section 5.05.    Notice of Litigation and Defaults        ~~80~~83
Section 5.06.    ERISA        ~~80~~83
Section 5.07.    Payment of Charges        ~~81~~83
Section 5.08.    Inspection of Books and Assets        ~~81~~84
Section 5.09.    Indebtedness        ~~81~~84
Section 5.10.    Liens        ~~82~~85
Section 5.11.    Maintenance of Insurance        ~~83~~86
Section 5.12.    Subsidiaries and Joint Ventures        ~~83~~86
Section 5.13.    Minimum TIER        ~~84~~87
Section 5.14.    Retirement of Patronage Capital        ~~84~~87
Section 5.15.    Use of Proceeds        ~~84~~87
Section 5.16.    Compliance with Laws        ~~85~~88

ARTICLE 6
Defaults
Section 6.01.    Events of Default        ~~85~~88
Section 6.02.    Actions In Respect Of Letters Of Credit Upon Default        ~~88~~90
Section 6.03.    Notice of Default        ~~88~~91
ARTICLE 7
The Administrative Agent
Section 7.01.    Appointment and Authorization        ~~88~~91
Section 7.02.    Administrative Agent and Affiliates        ~~88~~91
Section 7.03.    Action by Administrative Agent        ~~88~~91
Section 7.04.    Consultation with Experts        ~~89~~91
Section 7.05.    Liability of Administrative Agent        ~~89~~91
Section 7.06.    Indemnification        ~~89~~92
Section 7.07.    Credit Decision        ~~90~~92
Section 7.08.    Successor Administrative Agent        ~~90~~93
Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-Lead
Arrangers Not Liable        ~~91~~93
Section 7.10.    Calculations        ~~91~~93
Section 7.11.    Erroneous Payments        ~~91~~93
ARTICLE 8
Change in Circumstances
Section 8.01.    [Reserved]        ~~93~~95
Section 8.02.    Illegality        ~~93~~95
Section 8.03.    Increased Cost and Reduced Return        ~~93~~96
Section 8.04.    Base Rate Loans Substituted for Affected Term Benchmark
Loans        ~~96~~98
ARTICLE 9
Miscellaneous
Section 9.01.    Notices        ~~96~~99
Section 9.02.    No Waivers        ~~98~~100
Section 9.03.    Expenses; Documentary Taxes; Indemnification        ~~98~~101
Section 9.04.    Sharing of Set-offs        ~~99~~101
Section 9.05.    Amendments and Waivers        ~~99~~102
Section 9.06.    Successors and Assigns     ~~100~~103
Section 9.07.    Collateral     ~~102~~105
Section 9.08.    Governing Law     ~~103~~105
Section 9.09. Counterparts; Integration    ~~103~~106
Section 9.10.    Several Obligations    ~~104~~107
Section 9.11.    Severability     ~~104~~107

Section 9.12.    Confidentiality        ~~104~~107
Section 9.13.    WAIVER OF JURY TRIAL        ~~105~~107
Section 9.14.    USA Patriot Act         ~~105~~108
Section 9.15.    [Reserved]        ~~105~~108
Section 9.16.    Acknowledgement and Consent to Bail-In of Affected
Financial Institutions    ~~105~~108

Schedules
Agent Schedule
Commitment Schedule
Existing Letters of Credit Schedule
Pricing Schedule
Schedule 5.03(a)    Non-GAAP Subsidiaries
Exhibits
Exhibit A    -    Form of Note
Exhibits B-1 and B-2    -    Forms of RUS Guarantee
Exhibit C    -    Opinion of General Counsel for the Borrower
    Annex A - Legal Actions
    Annex B - Subsidiaries and Joint Ventures
Exhibit D    -    Assignment and Assumption Agreement
Exhibit E    -    U.S. Tax Certificates
Exhibit F    -    Form of Notice of Swingline Borrowing

v

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of October 20, 2022, is made by and among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, MIZUHO BANK, LTD., as successor Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, ~~THE BANK OF NOVA SCOTIA and~~ ROYAL BANK OF CANADA, TRUIST BANK and U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agents.
WHEREAS, the Borrower, the several Banks, the Administrative Agent, the Syndication Agent and Co-Documentation Agents (as each is defined hereinafter) entered into an Amended and Restated Revolving Credit Agreement dated as of November 19, 2015, as amended by Amendment No. 1 dated as of November 18, 2016, Amendment No. 2 dated as of November 20, 2017, Amendment No. 3 dated as of November 28, 2018, Amendment No. 4 dated as of November 26, 2019 and Amendment No. 5 dated as of June 7, 2021 (collectively, the “Existing Credit Agreement”); and
WHEREAS, the Borrower has requested that the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement. The Banks, Administrative Agent, Syndication Agent and
Co-Documentation Agents have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Credit Agreement in its entirety and the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
Section 1.01. Definitions. The following terms, as used herein, have the following meanings:
“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank Trust Company, National Association, as successor trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.

”2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank Trust Company, National Association, as successor trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2023 Amendment” means Amendment No. 1 to this Agreement dated as of November 20, 2023 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2023 Fee Letters” means those certain Fee Letters dated October 20, 2023 among the Borrower, the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers.
“2026 Bank” means at any time, any Bank that has a 2026 Commitment or 2026 Credit Exposure at such time.
“2026 Commitment” means (i) with respect to each 2026 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2026 Commitment, the amount of the transferor 2026 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“2026 Commitment Termination Date” means November 28, 2026 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day.
“2026 Conversion” has the meaning set forth in Section 2.21.
“2026 Conversion Offer” has the meaning set forth in Section 2.21.
“2026 Credit Exposure” means with respect to any 2026 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2026 Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2026 Bank’s participation in L/C Obligations are deemed to be “held” by such 2026 Bank for purposes of this definition).
”2026 Facility” means at any time, the aggregate amount of the 2026 Commitments at such time and the 2026 Credit Exposure in respect thereof.
“2026 Loan” means a Loan made by a 2026 Bank.
“2027 Bank” means at any time, any Bank that has a 2027 Commitment or 2027 Credit Exposure at such time.
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“2027 Commitment” means (i) with respect to each 2027 Bank, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c) with respect to a 2026 Commitment, the amount of the transferor 2027 Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“2027 Commitment Termination Date” means November 28, 2027 or, if such day is not a Domestic Business Day, the next preceding Domestic Business Day, or if the Borrower has extended the Commitment Termination Date pursuant to Section 2.22(a), the Extended Commitment Termination Date.
“2027 Credit Exposure” means with respect to any 2027 Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the 2027 Loans (including Swingline Loans) outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such 2027 Bank’s participation in L/C Obligations are deemed to be “held” by such 2027 Bank for purposes of this definition).
“2027 Facility” means at any time, the aggregate amount of the 2027 Commitments at such time and the 2027 Credit Exposure in respect thereof.
“2027 Loan” means a Loan made by a 2027 Bank.
“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) .10%; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) .10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.
3

“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.
“Affected Financial Institution” means (i) any EEA Financial Institution or (ii) any UK Financial Institution.
“Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the Commitments.
“Agreement” means this Amended and Restated Revolving Credit Agreement, as the same may be amended from time to time.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.07 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.07), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.
“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.
”Anniversary Date” has the meaning set forth in ~~Section 2.22(a)~~Section 2.22(g).
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering.
4

institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank” means ~~at~~ any ~~time, any~~2026 Bank ~~that has a Commitment specified on the Commitment Schedule hereto or~~or any 2027 Bank, or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to Section 9.06(c).
“Bank Extension Notice Date” has the meaning set forth in Section 2.22(b).
“Bank Parties” mean the Banks, the Swingline Lender and the Issuing Banks.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate Loan” means a Committed Loan or a Swingline Loan that bears interest at the Alternative Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election, Section 2.07, the last sentence of Section 2.08(a) or Article 8.
“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule hereto in respect of the 2026 Facility or the 2027 Facility.
“Benchmark” means, initially, the Adjusted Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Adjusted Term SOFR Rate, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (d) of Section 2.07.

“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
~~(1)~~(i). the Adjusted Daily Simple SOFR; and
~~(2)~~ (ii).    the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documentation.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Conforming Changes” means, with respect to either the use or administration of the Term SOFR Rate or the use, administration, adoption or implementation of any Benchmark Replacement and/or any Term Benchmark Revolving Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Domestic Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” or any similar or analogous definition (or the addition of a concept of “interest period”),timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, the formula for calculating any successor rates identified pursuant to the definition of “Benchmark Replacement”, the formula, methodology or convention for applying the successor floor to the successor Benchmark Replacement and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such Benchmark rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such Benchmark rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documentation).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earlier to occur of the following events with respect to such then-current Benchmark:
(1) ~~(3)~~ in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2) ~~(4)~~ in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(1) ~~(5)~~ a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2) ~~(6)~~ a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3) ___~~(7)~~ a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each money supply or commercial banking system of any given sovereign state or states.
“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the Effective Date, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agents” means PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.
“Co-Lead Arrangers” means J.P. Morgan Chase Bank, N.A., Mizuho Bank, Ltd., PNC Capital Markets LLC, ~~The Bank of Nova Scotia, and~~ RBC Capital Markets,1 Truist Securities, Inc. and U.S. Bank National Association, each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to ~~any~~each 2026 Bank, ~~the amount, if any, set forth opposite the name of such Bank on the~~such Bank’s 2026 Commitment ~~Schedule~~ and (ii) with respect to ~~any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the Commitment Schedule that is assigned to such~~
1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

~~Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.~~each 2027 Bank, such Bank’s 2027 Commitment.
“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means ~~November 28, 2026 or, if such day is not a Domestic Business Day, the immediately preceding Domestic Business Day.~~(i) with respect to 2026 Loans or 2026 Commitments, the 2026 Commitment Termination Date and (ii) with respect to 2027 Loans or 2027 Commitments, the 2027 Commitment Termination Date.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Competitive Bid” means an offer by a Bank to make a Competitive Loan in accordance with Section 2.03.
“Competitive Bid Rate” means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Bank making such Competitive Bid.
“Competitive Bid Request” means a request by the Borrower for Competitive Bids in accordance with Section 2.03.
“Competitive Loan” means a Loan made pursuant to Section 2.03.
“Confidential Information” has the meaning set forth in Section 9.12.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Credit Documentation” has the meaning set forth in Section 9.15.
“Credit Exposure” means (i) with respect to ~~any~~each 2026 Bank ~~at any time~~, such Bank’s ~~Pro Rata Share of each of (i) the aggregate principal amount of the Loans outstanding at such time and (ii) the Outstanding Amount of all L/C Obligations at such time (for the avoidance of doubt, the aggregate amount of such Bank’s participation in L/C Obligations are deemed to be “held” by such Bank for purposes of this definition).~~2026 Credit Exposure and (ii) with respect to each 2027 Bank, such Bank’s 2027 Credit Exposure.
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“Default” means any occurrence or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.
“Defaulting Bank” means any Bank that (a) has failed, within two Domestic Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to the Administrative Agent, the Swingline Lender or any other Bank Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Bank notifies the Administrative Agent and the Borrower, in writing that such failure is the result of such Bank’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent, the Swingline Lender or any other Bank Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Bank’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Domestic Business Days after request by the Administrative Agent (the Administrative Agent hereby agreeing to make any such written request upon a request from the Borrower) or any Bank Party, acting in good faith, to provide a certification in writing from an authorized officer of such Bank (with a copy of such certification to be provided to the Borrower) that it will comply with its obligations to fund prospective Loans, Swingline Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Bank shall cease to be a Defaulting Bank pursuant to this clause (c) upon such Bank Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or has a Parent, that has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.
“Derivative Cash Settlements” means, for any period, the line item “derivative cash settlements” as it appears on the statement of operations of the Borrower and its Consolidated Entities (or any notes thereto) for such period delivered to the Banks pursuant to Section 5.03(b), calculated in accordance with U.S. GAAP as in effect from time to time.
“Derivatives Obligations” of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.
“Determination Date” has the meaning set forth in Section 5.09.
“Dollars” or “$” refers to lawful money of the United States of America.
“Domestic Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.
“Domestic Lending Office” means, as to each Bank Party, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank Party may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Administrative Agent.
“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means November 19, 2015.
“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.
“ERISA Group” means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414(b) or (c) of the Code or, for purposes of Section 412 of the Code, under Section 414(b), (c), (m) or (o) of the Code.
“Erroneous Payment” has the meaning assigned to it in Section 7.11(a).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 7.11(c).
“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.
~~“Euro-Dollar Loan” has the meaning set forth in the Existing Credit Agreement.~~
“Event of Default” has the meaning set forth in Section 6.01.

“Excluded Taxes” means, with respect to any payment made by the Borrower under this Agreement or the Notes, any of the following Taxes imposed on or with respect to a Recipient:
(a)    ~~(b)~~ income Taxes imposed on (or measured by) net income and franchise Taxes by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located or are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located or are Other Connection Taxes, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any U.S. Federal withholding Taxes resulting from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Commitment Termination Date” has the meaning set forth in Section 2.22(a).
”Existing Credit Agreement” has the meaning set forth in the first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment Termination Date” means the date that is one (1) year after the Commitment Termination Date following an extension of the Commitment Termination Date pursuant to Section 2.22(a).
“Extension Date” has the meaning set forth in Section 2.22(d).
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule in respect of the 2026 Facility or the 2027 Facility, as applicable.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Amended and Restated Master Note Purchase Agreement, dated as of March 24,

“First Amendment Effective Date” means the First Amendment Effective Date as defined in the 2023 Amendment.
“Fitch” means Fitch Ratings, Inc., and its successors.
“Fixed Rate” means, with respect to any Competitive Loan (other than a Term SOFR Competitive Loan), the fixed rate of interest per annum specified by the ~~Lender~~Bank making such Competitive Loan in its related Competitive Bid.
“Fixed Rate Loan” means a Competitive Loan bearing interest at a Fixed Rate.
“Fixed Rate Borrowing” means ~~a~~an Alternate Base Rate Loan.
“Fixed Rate Loans” means Term Benchmark Loans.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt the initial Floor for each of Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0%.
“Foreclosed Asset” has the meaning set forth in Section 5.12.
“Fronting Fee” has the meaning specified in Section 2.09(d).
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Group of Loans” means, at any time, a group of Loans consisting of (i) all Committed Loans which are Base Rate Loans at such time or (ii) all Term Benchmark Loans having the same Interest Period at such time; provided that if a Committed Loan of any particular Bank is converted to or made as a Base Rate Loan pursuant to Article 8, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.
“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or lease payments of any other Person or otherwise in any manner assuring the holder of any Indebtedness of, or the obligee under any lease of, any other Person through an agreement, contingent or otherwise, to purchase Indebtedness or the property subject to such lease, or to purchase goods, supplies or services primarily for the purpose of enabling the debtor or obligor to make payment of satisfy such indebtedness, and thereafter such money and evidences of indebtedness so deposited shall not be included in any computation of the assets of such Person; and provided further that no provision of this definition shall be construed to include as “Indebtedness” of the Borrower or its Consolidated Entities any indebtedness by virtue of any agreement by the Borrower or its Consolidated Entities to advance or supply funds to Members.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under this Agreement or the Notes and (b) to the extent not described in clause (a), Other Taxes.
“Indenture” means either the 1994 Indenture, the 2007 Indenture or any other Indenture that provides for borrowing on terms not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under the 1994 Indenture or the 2007 Indenture, and “Indentures” means all such Indentures.
“Initial Issuing Bank” means JPMorgan Chase Bank, N.A. and U.S. Bank National Association, each in its capacity as an initial issuing bank for the letters of credit issued or to be issued pursuant to this Agreement, and its successors in such capacity as provided in Section 2.20(b).
“Initial Issuing Bank Sublimit” means $25,000,000 with respect to JPMorgan Chase Bank, N.A. and $50,000,000 with respect to U.S. Bank National Association. The Initial Issuing Bank Sublimit is part of, and not in addition to, the Commitment of each Initial Issuing Bank.
“Interest Expense” means, for any period, the line item “interest expense” as it appears on the statement of operations of the Borrower and its Consolidated Entities for such period delivered to the Banks pursuant to Section 5.03(b), calculated in accordance with U.S. GAAP as in effect from time to time.
“Interest Period” means: (1) with respect to each Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect in the applicable Notice of Borrowing; provided that:
(a)    ~~(c)~~ any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day unless such Domestic Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Domestic Business Day;
(b)    ~~(d)~~ any Interest Period which begins on the last Domestic Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (d) below, end on the last Domestic Business Day of the last calendar month of such Interest Period;
(c)     ~~(e)~~ no tenor that has been removed from this definition pursuant to Section 2.07(g) shall be available for specification in such Notice of Borrowing or Notice of Interest Rate Election; and
(d)     ~~(f)~~ any Interest Period of any Term Benchmark Loan included in such Borrowing which would otherwise end after the Maturity Date shall, with respect to such Term Benchmark Loan, end on such Maturity Date;
(2) ~~(1)~~ with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:
(a)     ~~(g)~~ any Interest Period which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and
(b)     ~~(h)~~ any Interest Period of any Base Rate Loan included in such Borrowing which would otherwise end after the Maturity Date shall, with respect to such Base Rate Loan, end on such Maturity Date.
(3) ~~(1)~~ with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request.
“Investments” has the meaning set forth in Section 5.12.
“IRS” means the United States Internal Revenue Service.
~~“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.~~
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance of such Letter of Credit).
“Issuer Documents” means, with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by any Issuing Bank and the Borrower (or any Consolidated Entity of

“Letter of Credit Fee” has the meaning specified in Section 2.09(c).
“Letter of Credit Sublimit” means $150,000,000. The Letter of Credit Sublimit is part of , and not in addition to, the aggregate Commitments.
“Letters of Credit” means letters of credit issued by any Issuing Bank pursuant to Section 2.01(b) and any Existing Letters of Credit.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
“Lien Exception Amount” means $18,000,000,000.
“Loan” means a Base Rate Loan, a Term Benchmark Loan or a Competitive Loan, made by any Bank pursuant to the terms of the 2026 Facility, or the 2027 Facility, as applicable, and a Swingline Loan made by the Swingline Lender pursuant to the terms of the 2027 Facility and “Loans” means Base Rate Loans, Term Benchmark Loans or Competitive Loans or any combination of the foregoing in each case made hereunder by a Bank~~. As of the Amendment Effective Date, all Euro-Dollar Loans have been converted to Term Benchmark Loans.~~ under the 2026 Facility or the 2027 Facility, as applicable, and a Swingline Loan made under the 2027 Facility by the Swingline Lender.
“Margin” means, with respect to any Term SOFR Competitive Loan, the marginal rate of interest, if any, to be added to or subtracted from the Adjusted Term SOFR to determine the rate of interest applicable to such Loan, as specified by the Bank making such Loan in its related Competitive Bid.
“Maturity Date” means with respect to any Loan, the Commitment Termination Date.
“Member” means any Person which is a member or a patron of the Borrower.
“Members’ Subordinated Certificate” means a note of the Borrower or its Consolidated Entities substantially in the form of the membership subordinated subscription certificates and the loan and guarantee subordinated certificates outstanding on the date of the execution and delivery of this Agreement and any other Indebtedness of the Borrower or its Consolidated Entities having substantially similar provisions as to subordination as those contained in said outstanding membership subordinated subscription certificates and loan and guarantee subordinated certificates.

Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Pro Rata Share” means, with respect to each Bank at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Bank and the denominator of which is the total amount of the Commitments, subject to adjustment as provided in Section 2.19(a)(iv); provided that if the commitment of each Bank to make Revolving Loans and the obligation of each Issuing Bank to make L/C Credit Extensions have been terminated pursuant to Sections 2.10 or 6.01, then the Pro Rata Share of each Bank shall be determined based on the Pro Rata Share of such Bank immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof.
_“Qualified Subordinated Indebtedness” means (i) the Borrower’s 4.75% Subordinated Deferrable Interest Notes due 2043, (ii) the Borrower’s 5.25% Subordinated Deferrable Interest Notes due 2046, (iii) the Borrower’s 5.50% Subordinated Deferrable Interest Notes due 2064 ~~and~~, (iv) the Borrower’s 7.125% Subordinated Deferrable Interest Notes due 2053, and (v) any other subordinated as those contained in the instruments and documents relating to the foregoing Indebtedness or that would be junior to any of the foregoing; provided that such Indebtedness (a) will not mature prior to the Maturity Date and (b) does not require payments of principal prior to the Commitment Termination Date; except pursuant to acceleration or at the option of the Borrower.
“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Bank and (c) the Issuing Bank.
“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.
“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such

Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.
“Relevant Rate” means with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate.
“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).
“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans (including Competitive Loans) and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.
”Revolving Credit Period” means the period from and including the Effective Date to but excluding ~~the~~(x) in the case of any 2026 Commitments, the 2026 Commitment Termination Date and (y) in the case of any 2027 Commitments, the 2027 Commitment Termination Date.
“Revolving Loan” means a loan made by a Bank pursuant to Section 2.01(a).
“RUS” means the Rural Utilities Service of the Department of Agriculture of the United States of America (as successor to the Rural Electrification

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.
“Special Purpose Subsidiary” has the meaning set forth in Section 5.12. “Specified Date” has the meaning set forth in Section 2.22(c).
“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.
“Start-up Investments” has the meaning set forth in Section 5.12.
“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.
“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed Loans and (ii) any indebtedness of any Member Guaranteed by the Borrower or any of its Consolidated Entities (“Guaranteed Indebtedness”), to the extent that either (x) the long-term unsecured debt of such Member is rated at least BBB+ by S&P, Baal by Moody’s or BBB+ by Fitch, (y) the long-term secured debt of such Member is rated at least A- by S&P, A3 by Moody’s or A- by Fitch or (z) the payment of principal and interest by the Borrower or any of its Consolidated Entities in respect of such Guaranteed Indebtedness is covered by insurance or reinsurance provided by an insurer having an insurance financial strength rating of AAA by S&P, a financial strength rating of Aaa by Moody’s or a financial strength rating of AAA by Fitch.
“Swingline Borrowing” means a borrowing of a Swingline Loan.

“Swingline Borrowing Request” means a request by the Borrower for a Swingline Loan in accordance with Section 2.23.
“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder, or such other Bank as the Borrower may from time to time select as the Swingline Lender hereunder pursuant to Section 2.23; provided that such Bank has agreed to be a Swingline Lender.
“Swingline Loan” means a loan made by a Swingline Lender under the 2027 Facility to the Borrower pursuant to Section 2.23.
“Swingline Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the total amount of the Swingline Lender’s Commitment hereunder. The Swingline Sublimit is part of, and not in addition to, the Commitment.
“Syndication Agent” means Mizuho Bank, Ltd., in its capacity as Syndication Agent hereunder, and its successors in such capacity.
“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate.
“Term Benchmark Loan” means a Committed Loan or Competitive Loan that bears interest at the Adjusted Term SOFR Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election, provided, however, that this definition does not include any Loan bearing interest pursuant to clause (c) of the definition of “Alternate Base Rate”.
“Term Benchmark Margin” means a rate per annum determined in accordance with the Pricing Schedule.
“Term SOFR Competitive Loan” means a Competitive Loan that bears interest at the Term SOFR Rate.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.
“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S.

accordance with U.S. GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants) with the most recent audited financial statements of the Borrower and its Consolidated Entities delivered to the Bank Parties.
(b)    If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for that purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
Section 1.03. Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a “Term Benchmark Borrowing” is a Borrowing comprised of Term Benchmark Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a “Revolving Borrowing” is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments and a “Swingline Borrowing” is a Borrowing under Section 2.23. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03. Each Swingline Loan shall be made in accordance with the procedures set forth in Section 2.23. All Loans and all Borrowings, including with respect to their respective Interest Periods, under the Existing Credit Agreement, if any, are listed on the Existing Commitment Schedule, that are outstanding on the Amendment Effective Date shall become Loans and Borrowings with the same Interest Period under this Agreement.
Section 1.04. Letter of Credit. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the stated face amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed the maximum stated amount of such Letter of Credit after giving effect to all increases or decreases, as applicable, thereof, whether or not such maximum face amount is in effect at such time. All Existing Letters of Credit issued and outstanding on the Amendment Effective Date shall be deemed to be Letters of Credit under this Agreement and from and after the Amendment Effective Date shall be subject to and governed by the terms and conditions hereof.

Section 1.05. Divisions. For all purposes under this Agreement, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
Section 1.06. Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Each Competitive Borrowing shall be comprised entirely of Term Benchmark Loans or Fixed Rate Loans as the Borrower may request in accordance herewith. Upon the occurrence of a Benchmark Transition Event, Section 2.07 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept ~~any~~ responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, ~~performance~~calculation of or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Bank or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
ARTICLE 2
The Credits
Section 2.01. Commitments to Lend and Issue Letters of Credit. (a) Revolving Loans. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the sum of (x) the aggregate principal amount of Revolving Loans by such Bank at any one time outstanding plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed the amount of its Commitment. Each Borrowing shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the maximum aggregate amount available in accordance with Section 3.03(d)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. All Loans will be made by all Banks (pro rata between the 2026 Banks and 2027 Banks) in accordance with their Pro Rata Share of the Aggregate Commitments until the 2026 Commitment Termination Date, thereafter, all Loans will be made by the 2027 Banks in accordance with their Pro Rata Share until the 2027 Revolving Commitment Termination Date, and in each case subject to the limitations set forth in Section 3.03(d) and subject to Section 2.03, each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.03.
(b)     ~~(a)~~ Letters of Credit. Subject to the terms and conditions set forth herein,
(i) each Issuing Bank agrees, in reliance upon the agreements of the other Banks set forth in Section 2.20, (A) from time to time on any Domestic Business Day during the period from the Amendment Effective Date until the Letter of Credit Expiration Date, to make L/C Credit Extensions either (i) for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities or (ii) in support of a letter of credit issued by the Borrower as a back-up confirmation or backup credit support of such letter of credit (“Back-Up Letter of Credit”), and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.20(a)(i) and (ii), and (B) to honor drawings under the Letters of Credit issued by it; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of the Borrower, its Consolidated Entities, its Members or members of its Consolidated Entities and any L/C Borrowings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (1) the sum of (x) the aggregate principal amount of Revolving Loans of any Bank, plus (y) such Bank’s Pro Rata Share of the Outstanding Amount of all L/C Obligations shall not exceed such Bank’s Commitment, (2) the Outstanding Amount of all L/C Obligations shall not exceed the Letter of Credit Sublimit and (3) the Outstanding Amount of all L/C Obligations of each Initial Issuing Bank shall not exceed the Initial Issuing Bank Sublimit of such Initial Issuing Bank unless otherwise agreed by such Initial Issuing Bank. Each request by the Borrower for the issuance of, or an amendment to increase the amount of, any Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the condition set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the

Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(c)    ~~(b)~~ Letters of Credit Generally. (i) No Issuing Bank shall issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Banks have approved such expiry date; provided that in no event shall the expiry date of any requested Letter of Credit occur on or after the Domestic Business Day immediately preceding the Commitment Termination Date. An Issuing Bank shall be under no obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate such Issuing Bank’s internal policies.
(ii)    ~~(i)~~ No Issuing Bank shall be under any obligation to make any L/C Credit Extension if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Applicable Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law, but if not having the force of law, being a request or directive which is generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the First Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the First Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;

(B)    the making of such L/C Credit Extension would violate any Applicable Laws;
(C)    except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;
(D)    such L/C Credit Extension is to be denominated in a currency other than Dollars;
(E)    such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or
(F)    a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless, after giving effect to Section 2.19(a)(iv)) with respect to such Bank, such Issuing Bank has entered into satisfactory arrangements, including the delivery of Cash Collateral satisfactory to the Issuing Bank (in its sole discretion) with the Borrower or such Bank to eliminate such Issuing Bank’s risk.
(iii)    ~~(ii)~~ No Issuing Bank shall be under the obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
Section 2.02. Notice of Committed Borrowings. The Borrower shall give the Administrative Agent notice (a “Notice of Committed Borrowing”) not later than (x) in the case of a Base Rate Borrowing, 12:00 noon (New York City time) on the date of such Borrowing and (y) in the case of a Term Benchmark Borrowing, not later than 12:00 noon (New York City time) three (3) U.S. Government Securities Business Days before such proposed Borrowing, specifying:
(a)    the date of such Borrowing, which shall be a Domestic Business Day,
(b)    the aggregate principal amount of such Borrowing,
(c)    whether the Loans comprising such Borrowing are to bear interest initially at the Alternate Base Rate or the Benchmark, and
(d)    in the case of a Term Benchmark Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Notwithstanding the foregoing, no more than 15 Fixed Rate Borrowings shall be outstanding at any one time, and any Borrowing which would exceed such limitation shall be made as a Base Rate Borrowing.
Section 2.03. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Revolving Credit Period, the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Credit Exposures including the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request, in the case of a Term Benchmark Borrowing, not later than 12:00 p.m., New York City time, four ~~US~~U.S. Government Securities Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 12:00 p.m., New York City time, one U.S. Government Securities Business Day before the date of the proposed Borrowing; provided that the Borrower may submit up to (but not more than) five Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five U.S. Government Securities Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such Competitive Bid Request shall be made by delivery to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the Borrower (or by telephone if confirmed promptly by such delivery of a written Competitive Bid request). Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:
(i)    the aggregate principal amount of the requested Borrowing;
(ii)    the date of such Borrowing, which shall be a Domestic Business Day;
(iii)    whether such Borrowing is to be a Term Benchmark Borrowing or a Fixed Rate Borrowing;
(iv)    the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term “Interest Period”; and
(v)    the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.
Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Banks of the details thereof by email or other permitted electronic communication, inviting the Banks to submit Competitive Bids.
(b)    Each Bank may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a ~~Lender~~Bank must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by email or other permitted electronic communication, in the case of a Term SOFR Competitive Borrowing, not later than 10:00 a.m., New York City time, three ~~US~~U.S. Government Securities Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable ~~Lender~~Bank of such rejection as promptly as practicable. A ~~Lender~~Bank may submit multiple bids to the Administrative Agent. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the ~~Lender~~Bank is willing to make, (ii) the Competitive Bid Rate or Rates at which the ~~Lender~~Bank is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof. Subject to Section 2.07, a Competitive Bid submitted by a Bank shall be irrevocable.
(c)    The Administrative Agent shall promptly notify the Borrower by email of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the ~~Lender~~Bank that shall have made such Competitive Bid.
(d)    Subject only to the provisions of this paragraph, the Borrower may in its discretion accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Term SOFR Competitive Borrowing, not later than 11:00 a.m., New York City time, three ~~US~~U.S. Government Securities Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 11:00 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate principal amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the

Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.
(e)    The Administrative Agent shall promptly notify each bidding Bank by email or other permitted electronic communication whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.
(f)    If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Bank, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other ~~Lenders~~Banks are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.
Section 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Bank on the same Domestic Business Day of the contents thereof and of such Bank’s share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.
(b)    ~~(a)~~ Not later than 2:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address specified in or pursuant to Section 9.01. Unless the Administrative Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Administrative Agent will thereafter make the funds so received from the Banks available to the Borrower at the Administrative Agent’s aforesaid address, provided, however, that the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any L/C Borrowings made by any Issuing Bank and by any Bank, as the case may be, and outstanding on the date of such Borrowing, plus interest accrued and unpaid thereon to and as of such date, available to such Issuing Bank or such other Bank, as the case may be, for repayment of such L/C Borrowing.
(c)    ~~(b)~~ If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Administrative Agent as provided in subsection (b), or remitted by the Borrower to the Administrative Agent as provided in Section 2.13, as the case may be.
(d)    ~~(c)~~ Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing (or prior to 2:00 P.M. (New York City time) on the date of Borrowing in the case of a Base Rate Borrowing) that such Bank does not intend to make available to the Administrative Agent such Bank’s portion of the Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date and the Administrative Agent may (but shall have no obligation to), in reliance upon such assumption, make available to the Borrower a corresponding amount, subject to the provisions of subsection (c). If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall promptly pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Bank or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) in the case of a Bank, the Federal Funds Rate for each such day and (y) in the case of the Borrower, the then applicable rate for Base Rate Loans or Term Benchmark Loans, as appropriate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder. For purposes of this subsection (d), no amount paid to the Administrative Agent hereunder shall be considered to have been recovered by the Administrative Agent on the date of payment unless such amount shall have been received by the Administrative Agent by 2:30 P.M. (New York City time) on such date.
Section 2.05. Notes. (a) Any Bank Party may request that the Loans and/or L/C Borrowings of such Bank be evidenced by a single Note payable to the order of such Bank Party for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank Party’s Loans and/or L/C Borrowings.
(b)    ~~(a)~~ Each Bank Party that has requested that its Loans and/or L/C Borrowings be evidenced by a Note may, by notice to the Borrower and the Administrative Agent, request that its Loans and/or L/C Borrowings of a particular Type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans and/or L/C Borrowings. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans and/or L/C Borrowings of the relevant Type. Each reference in this Agreement to the “Note” of such Bank Party shall be deemed to refer to and include any or all of such Notes, as the context may require.
(c)    ~~(b)~~ Upon the Administrative Agent’s receipt of each Note that was requested by a Bank Party pursuant to Section 3.01(b), the Administrative Agent shall forward such Note to such Bank Party. Each Bank Party shall record the date, amount, type and maturity of each Loan and/or L/C Borrowings made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank Party so elects in connection with any transfer or enforcement of its Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan and/or L/C Borrowings then outstanding; provided that the failure of any Bank Party to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank Party is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.
(d)    ~~(c)~~ Any Note evidencing a Loan (as such term is defined in the Existing Credit Agreement) made prior to the Amendment Effective Date may be exchanged upon request of the relevant Bank, made through the Administrative Agent, and simultaneous surrender of such Note to the Borrower through the Administrative Agent in exchange for one or more new Notes evidencing the Loans, respectively, outstanding hereunder, if any, as of the Amendment Effective Date.
Section 2.06. Maturity of Loans. Each Loan hereunder shall mature, and the principal amount thereof shall be due and payable on the Maturity Date with respect to such Loan.
Section 2.07. Interest Rates. (a) Each Base Rate Loan and each Swingline Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Alternative Base Rate plus the applicable Base Rate Margin for such day. Such interest shall be payable for each Interest Period on the last day thereof and, with respect to the principal amount of any Base Rate Loan that is prepaid or converted to a Term Benchmark Loan, on the date of such prepayment or conversion. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.
(b)    ~~(a)~~ Each Term Benchmark Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Term Benchmark Margin plus the applicable Benchmark. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, three months after the first day thereof and, with respect to the principal amount of any Term Benchmark Loan that is prepaid or converted to a Base Rate Loan, on the date of such prepayment or conversion.
(c)    ~~(b)~~ Subject to clauses (d), (e), (f), (g) and (h) of this Section 2.07, if:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) prior to the commencement of any Interest Period for a Fixed Rate Borrowing, that adequate and reasonable means do not exist for ascertaining the Benchmark (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period; or
(ii)    In the case of a Committed Borrowing, the Administrative Agent is advised in writing by Banks having 50% or more of the aggregate amount of the Commitments that prior to the commencement of any Interest Period for such Committed Borrowing, the Benchmark for such Interest Period will not adequately and fairly reflect the cost to such Banks (or Bank) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Banks by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist and (y) the Borrower delivers a new Notice of Interest Rate Election in accordance with the terms of Section 2.08 or a new Notice of Borrowing in accordance with the terms of Sections 2.02 or 2.03, any Notice of Interest Rate Election that requests the conversion of any Loan to, or continuation of any Fixed Rate Borrowing as, a Fixed Rate Borrowing, and any Notice of Borrowing that requests a Fixed Rate Borrowing (unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which such a Notice of Borrowing has previously been given that it elects not to borrow on such date), shall instead be deemed to be a Notice of Interest Rate Election or a Notice of Borrowing, as applicable, for a Base Rate Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Fixed Rate Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.07(c) with respect to a Relevant Rate applicable to such Fixed Rate Loan, then until (x) the Administrative Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice no longer exist and (y) the Borrower delivers a new Notice of Interest Rate Election in accordance with the terms of Section 2.08, any such Fixed Rate Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan.
(d)    ~~(c)~~ Notwithstanding anything to the contrary herein or in any other Credit Documentation, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Documentation in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Documentation and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Documentation in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Banks without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Documentation so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Banks comprising the Required Banks.
(e)    ~~(d)~~ Notwithstanding anything to the contrary herein or in any other Credit Documentation, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Documentation, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Documentation.
(f)    ~~(e)~~ The Administrative Agent will promptly notify the Borrower and the Banks of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Bank (or group of Banks) pursuant to this Section 2.07(f), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Documentation, except, in each case, as expressly required pursuant to this Section 2.07(f).
(g)    ~~(f)~~ Notwithstanding anything to the contrary herein or in any other Credit Documentation, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(h)    ~~(g)~~ Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to a Base Rate Borrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Alternative Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternative Base Rate. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.07(h), any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, a Base Rate Loan.
(i)    ~~(h)~~ Any overdue principal of or interest on any Term Benchmark Loan and any other overdue amount payable shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus (i) in the case of principal, the rate otherwise applicable to Term Benchmark Loans for such day or (ii) in the case of interest and any other overdue amount payable hereunder, the sum of the Base Rate plus the applicable Base Rate Margin for such day.
(j)    ~~(i)~~ [Reserved].
(k)    ~~(j)~~ The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.
(l)    ~~(k)~~ The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the administration of, submission of, calculation of or any other matter related to any Benchmark, any component definition thereof or rates referenced in the definition thereof or any alternative, comparable or successor rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, comparable or successor rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes.
Section 2.08. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject to Section 2.08(d) and the provisions of Article 8), as follows:
(i)    if such Loans are Base Rate Loans, the Borrower may elect to convert such Loans to Term Benchmark Loans as of any Domestic Business Day;
(ii)    if such Loans are Term Benchmark Loans, the Borrower may elect to convert such Loans to Base Rate Loans as of any Domestic Business Day, subject to Section 2.14 if any such conversion is effective on any day other than the last day of an Interest Period applicable to such Loans, or may elect to continue such Loans as Term Benchmark Loans, as less than $10,000,000 or (ii) a Default shall have occurred and be continuing when the Borrower delivers notice of such election to the Administrative Agent.
(e)    If any Committed Loan is converted to a different Type of Loan, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount being converted.
Section 2.09. Fees. (a)Facility Fee. Subject to Section 2.19(a)(i), the Borrower shall pay to the Administrative Agent for the account of each Bank facility fees accruing at the Facility Fee Rate under the 2026 Facility or the 2027 Facility on the daily average amount of such Bank’s Commitment (whether used or unused), for the period from and including the Amendment Effective Date to but excluding the date such Bank’s Commitment is terminated; provided that, if such Bank continues to have any Committed Loans outstanding after its Commitment terminates, then such facility fee shall continue to accrue on the daily outstanding principal amount of such Bank’s Committed Loans from and including the date on which its Commitment terminates to but excluding the date on which such Bank ceases to have any Committed Loans outstanding. Accrued facility fees shall be payable on each January ~~1~~15, April ~~1~~15, July ~~1~~15, and October ~~1~~15 and on the date the Commitment of such Bank is terminated (and, if later, on the date the Loans of such Bank shall be repaid in their entirety); provided that any facility fees accruing after the first anniversary of the Commitment Termination Date shall be payable on demand.
(b)    ~~(a)~~ Agents’ Fees. The Borrower shall pay to the Administrative Agent and the Syndication Agent, each for its own account, one or more fees in such amounts and at such times as has been previously agreed in writing between the Borrower and each of them.
(c)    ~~(b)~~ Letter of Credit Fees. Upon the issuance of each Letter of Credit pursuant to Section 2.01(b) and until termination, cancellation or expiration of such Letter of Credit, subject to Section 2.19(a)(iv), the Borrower agrees to pay to the Administrative Agent for the account of each Bank in accordance with its Pro Rata Share a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to a rate per annum equal to (i) with respect to Standby Letters of Credit, the Term Benchmark Margin in effect from time to time and (ii) with respect to (A) Performance Letters of Credit, (B) Trade Letters of Credit or (C) Back-Up Letters of Credit in support of performance letters of credit or trade letters of credit issued by the Borrower, 50% of the Term Benchmark Margin in effect from time to time, in each case, multiplied by the average daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit) during the relevant calendar quarter or portion then ended. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and (ii) subject to Section 2.19(a)(ii), due and payable on each January ~~1~~15, April ~~1~~15, July ~~1~~15 and

October ~~1~~15, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, upon the request of the Required Banks, while any payment-related Event of Default exists, all Letter of Credit Fees shall accrue at a rate per annum equal to the Term Benchmark Margin plus 2%.
(d)    ~~(c)~~ Fronting Fee and Documentary and Processing Charges Payable to Issuing Banks, Etc. The Borrower shall pay directly to the relevant Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued hereunder on the average daily maximum amount available to be drawn under such Letter of Credit in an amount to be agreed between the Borrower and the applicable Issuing Bank of the L/C Obligations (whether or not such maximum amount is then in effect under such Letter of Credit) (the “Fronting Fee”). The Fronting Fee shall be computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January ~~1~~15, April ~~1~~15, July ~~1~~15 and October ~~1~~15, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    ~~(d)~~ Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the First Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the 2023 Fee Letters.
Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12. Optional Prepayments. (a) Subject in the case of Term Benchmark Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans ~~or~~, (ii) upon at least three U.S. Government Securities Business

Days’ notice to the Administrative Agent, prepay any Group of Term Benchmark Loans, or (iii) on any Domestic Business Day, upon notice to the Administrative Agent not later than 11:00 a.m. (New York City time) on such Domestic Business Day, prepay any Swingline Loan, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment; provided that prior to the Maturity Date with respect to 2026 Loans, all optional prepayments of Loans made pursuant to this paragraph shall be applied to the 2026 Loans and 2027 Loans on a pro rata basis. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans. For the avoidance of doubt, the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Bank thereof.
(b)    ~~(a)~~ [Reserved].
(c)    ~~(b)~~ Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank’s ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.
Section 2.13. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans or L/C Obligations and of fees hereunder, not later than 1:00 P.M. (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank Party its ratable share of each such payment received by the Administrative Agent for the account of the Bank Parties. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Term Benchmark Loans or Competitive Loans shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day unless such Domestic Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Domestic Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.
(b)    ~~(a)~~ Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Bank Parties hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may (but shall have no obligation to), in reliance upon such assumption, cause to be

(b)    ~~(a)~~ Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)     ~~(b)~~ Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)    ~~(c)~~ Indemnification by the Borrower. The Borrower shall indemnify each Recipient for any Indemnified Taxes that are paid or payable by such Recipient in connection with this Agreement or the Notes (including amounts paid or payable under this Section 2.16(d)) and any reasonable expenses arising therefrom or with respect thereto (other than penalties and interest incurred as a result of the gross negligence or willful misconduct of the Administrative Agent or Bank Party), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.16(d) shall be paid within 10 days after the Recipient delivers to the Borrower a certificate stating the amount of any Indemnified Taxes so paid or payable by such Recipient and describing, in reasonable detail, the basis for the indemnification claim. Such certificate shall be conclusive of the amount so paid or payable absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent.
(e)    ~~(d)~~ Indemnification by the Bank Parties. Each Bank Party shall severally indemnify the Administrative Agent for any Taxes (but, in the case of any Indemnified Taxes, only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) attributable to such Bank Party that are paid or payable by the Administrative Agent in connection with this Agreement and the Notes and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.16(e) shall be paid within 10 days after the Administrative Agent delivers to the applicable Bank Party a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error.
(f)    ~~(e)~~ Status of Bank Parties. (i) Any Bank Party that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under this Agreement or the Notes shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Bank Party, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Bank Party is subject to any withholding (including backup withholding) or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.16(f)(ii)(A) through (E) below) shall not be required if in the Bank Party’s judgment such completion, execution or submission would subject such Bank Party to any material unreimbursed cost or expense (or, in the case of a Change in Law, any incremental material unreimbursed cost or expense) or would materially prejudice the legal or commercial position of such Bank Party. Upon the reasonable request of such Borrower or the Administrative Agent, any Bank Party shall update any form or certification previously delivered pursuant to this Section 2.16(f). If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Bank Party, such Bank Party shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify such Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.
(ii)    ~~(i)~~ Without limiting the generality of the foregoing, if the Borrower is a U.S. Person, any Bank Party with respect to such Borrower shall, if it is legally eligible to do so, deliver to such Borrower and the Administrative Agent (in such number of copies reasonably requested by such Borrower and the Administrative Agent) on or prior to the date on which such Bank Party becomes a party hereto and from time-to-time thereafter as reasonably requested by Borrower or the Administrative Agent, duly completed and executed copies of whichever of the following is applicable:
(A)    in the case of a Bank Party that is a U.S. Person, IRS Form W-9 certifying that such Bank Party is exempt from U.S. Federal backup withholding tax;
(B)    in the case of a Non-U.S. Bank Party claiming the benefits of an income tax treaty to which the United States is a party (1) with respect to payments of interest under any this Agreement or the Notes, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under this Agreement, IRS
Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(C)    in the case of a Non-U.S. Bank Party for whom payments under this Agreement constitute income that is effectively connected with such Bank Party’s conduct of a trade or business in the United States, IRS Form W-8ECI;
(D)    in the case of a Non-U.S. Bank Party claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, and (2) a certificate substantially in the form of Exhibit E (a “U.S. Tax Certificate”) to the effect that such Bank Party is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a member of the Borrower does not exercise voting power over Borrower or is not a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;
(E)    in the case of a Non-U.S. Bank Party that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Bank Party) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Bank Party; provided, however, that if the Bank Party is a partnership and one or more of its direct or indirect partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Bank Party may provide a U.S. Tax Certificate on behalf of such direct or indirect partners; or
(F)    any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.
(iii)    ~~(ii)~~ If a payment made to a Bank Party under this Agreement or the Notes would be subject to U.S. Federal withholding Tax imposed by FATCA if such Bank Party were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank Party shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Bank Party has or has not complied with such Bank Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.16(f)(iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(g)    ~~(f)~~ Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.16 (including additional amounts paid pursuant to this Section 2.16), it shall pay the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.16(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.16(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.16(g) shall not be construed to require indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.
(h)    ~~(g)~~ FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(i)    ~~(h)~~ Survival. Each party’s obligations under this Section 2.16 shall survive any assignment of rights by, or the replacement of, a Bank Party, the termination of the Commitments and the repayment, satisfaction or discharge of all other obligations under this Agreement or the Notes.
Section 2.17. Increase of Commitments. (a) Upon at least five days’ prior notice to the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, subject to the terms and conditions set forth below, to increase the aggregate amount of the Commitments in multiples of $5,000,000; provided that (i) such increase may be effected by increasing ~~the~~either the 2026 Commitments (prior to the 2026 Commitment Termination Date) or the 2027 Commitments or both, so long as such increase satisfies all terms and conditions herein, including, but not limited to, this Section 2.17, (ii) the amount of such increase when added to the aggregate amount of all such prior increases in the Commitments hereunder (including by way of creating new Commitments), on or after the Amendment Effective Date, does not exceed the sum of $500,000,000 and the amount of any Commitments terminated by the Borrower pursuant to Section 2.19(c) and (iii) the total aggregate amount of Commitments hereunder does not, at any time, exceed $2,200,000,000.
(b)    ~~(a)~~ Any such increase in the Commitments (the “Incremental Commitments”) hereunder shall apply, at the option of the Borrower, (x) to the Commitment of one or more Banks; provided that (i) the Administrative Agent, each Issuing Bank and each Bank the Commitment of which is to be increased shall consent to such increase, (ii) the amount set forth on the Commitment Schedule opposite the name of each Bank the Commitment of which is being so increased shall be amended to reflect the increased Commitment of such Bank and (iii) if any Committed Loans are outstanding at the time of such an increase, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of such increase, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks or (y) to the creation of a new Commitment of one or more institutions not then a Bank hereunder; provided that (i) such institution becomes a party to this Agreement as a Bank by execution and delivery to the Borrower and the Administrative Agent of counterparts of this Agreement, (ii) the Commitment Schedule shall be amended to reflect the Commitment of such new Bank, (iii) if requested by such new Bank, the Borrower shall issue a Note to such new Bank in conformity with the provisions of Section 2.05, (iv) if any Committed Loans are outstanding at the time of the creation of such Commitment of such Bank, the Borrower will, notwithstanding anything to the contrary contained in this Agreement, on the date of the creation of such Commitment, incur and repay or prepay one or more Committed Loans from the Banks in such amounts so that after giving effect thereto the Committed Loans shall be outstanding on a pro rata basis (based on the Commitments of the Banks after giving effect to the changes made pursuant to this Section 2.17 on such date) from all the Banks and (v) if such institution is neither a banking institution nor an affiliate of a Bank, such institution must be consented to by the Administrative Agent and the Issuing Bank. The date on which the conditions set forth in this paragraph are satisfied is the “Increased Amount Date” and each such Bank providing an Incremental Commitment, an “Incremental Bank”.
(c)    ~~(b)~~ On any Increased Amount Date on which any Incremental Commitments are effective, subject to the satisfaction of the foregoing conditions, each Incremental Bank shall become a Bank hereunder with respect to its Incremental Commitment and the incremental loans made pursuant thereto.
(d)    ~~(c)~~ The Administrative Agent shall notify the Banks promptly upon receipt of the Borrower’s notice of the Increased Amount Date and in respect thereof of Incremental Commitments and the Incremental Banks.
(e)    ~~(d)~~ The terms and provisions of the Incremental Commitments and any Borrowing in respect of such Incremental Commitments shall be, except as otherwise set forth herein, identical to the Commitments on the Amendment Effective Date and any other Loans made under this Agreement.
(f)    ~~(e)~~ It is understood that any increase in the amount of the Commitments pursuant to this Section 2.17 shall not constitute an amendment of this Agreement or the Notes and that no Bank shall have any obligation to participate in such increase except in its absolute and sole discretion.
Section 2.18. Replacement of Banks. (a) If (i) any Bank requests payment of, or the Borrower is otherwise required to pay to any Bank, any amount pursuant to Section 2.07(c)(ii) or Section 8.03, or (ii) any Bank becomes a Defaulting Bank, then the Borrower may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, require such Bank to assign and delegate, without recourse, all its interests, rights and obligations under this Agreement to an Assignee (which Assignee may be another Bank, if such other Bank agrees to accept such assignment) that shall assume such obligations pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto which shall be executed by such Assignee and (except as otherwise provided in this) Section 2.18(a) such transferor Bank; provided, that (A) the Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, conditioned or delayed, (B) such transferor Bank shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (in each case, if any), from the Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), which amounts shall be the only amounts payable to such transferor Bank in respect of such assignment and delegation, (C) any Bank being replaced pursuant to this Section 2.18(a) shall be deemed to have granted to the Administrative Agent the authority to act as its attorney-in-fact solely for the purpose of executing such

Assignment and Assumption Agreement, and (D) in the case of any such assignment and delegation resulting from a request or claim for payment under Section 8.03, such assignment will result in a reduction in any payments due to such transferor Bank on a dollar-for-dollar basis to the extent that such assignment eliminates or reduces the amount that such transferor Bank is entitled to receive under Section 8.03. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Upon execution and delivery by the Assignee and (except as otherwise provided in this Section 2.18(a)) the transferor Bank of the Assignment and Assumption Agreement referred to above and payment by such Assignee to such transferor Bank of the amount (if any) payable by such Assignee pursuant to clause (B) above: (1) such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment equal to such transferor Bank’s Commitment immediately prior to the effectiveness of such assignment and delegation (or, if there is more than one Assignee, the respective portion of such Commitment agreed to be assumed by each such Assignee). Upon the consummation of any such assignment and delegation, the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.16. In connection with any assignment pursuant to this Section 2.18(a), (I) the Borrower shall cause to be paid to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500, and (II) notwithstanding anything to the contrary set forth herein, and without limiting the authority set forth in the immediately preceding clause (C), if the transferor Bank does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption Agreement reflecting such assignment within five Domestic Business Days of the date on which the Assignee executes and delivers such Assignment and Assumption Agreement to the transferor Bank, then such transferor Bank shall be deemed to have executed and delivered such Assignment and Assumption Agreement.
(b)    ~~(a)~~ If (i) any Bank requests payment of, or the Borrower is otherwise required to pay to any Bank, any amount pursuant to Section 2.07(c)(ii) or Section 8.03 or (ii) any Bank becomes a Defaulting Bank, the Borrower may, upon at least two Domestic Business Days’ written notice to the Administrative Agent, and provided that no Default or Event of Default has occurred and is continuing, terminate the Commitment of such Bank (without affecting the Commitment of any other Bank) and, in connection therewith, prepay the outstanding Loans and L/C Advances of such Bank in full at par, together with accrued interest thereon, accrued fees and any other amounts payable hereunder for the account of such Bank; provided that in connection with such termination, the parties hereto shall comply with the procedures set forth in Section 2.19(a)(iv) (it being understood that for purposes of this proviso, such Bank shall be deemed to be a Defaulting Bank). Any such prepayment pursuant to this Section 2.18(b) shall be subject to the provisions of Section 2.14 hereof.
(c)    ~~(b)~~ With respect to a demand for compensation from a Bank pursuant to Section 8.03(a), the Borrower’s rights under Section 2.18(a) shall be an alternative to the Borrower’s rights under Section 8.04.
Section 2.19. Defaulting Banks. (a)Notwithstanding any provision of this Agreement to the contrary, if any Bank becomes a Defaulting Bank, then the following provisions shall apply for so long as such Bank is a Defaulting Bank:
(i)    facility fees shall cease to accrue, or to be payable by the Borrower, on the unfunded portion of the Commitment of such Defaulting Bank pursuant to Section 2.09(a) for the account of such Defaulting Bank or otherwise; provided, for the avoidance of doubt, that, to the extent Loans made by such Defaulting Bank are repaid by the Borrower, no facility fees shall accrue or be payable on that portion of such Defaulting Bank’s Commitment corresponding to such repaid amount;
(ii)    Letter of Credit Fees shall cease to accrue, or to be payable by the Borrower, on the Pro Rata Share of a Letter of Credit of such Defaulting Bank pursuant to Section 2.09(c) for the account of such Defaulting Bank or otherwise;
(iii)    the Commitment, Credit Exposure or Competitive Loans of such Defaulting Bank shall not be included in determining whether all Banks or the Required Banks have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.05); provided, however, that this clause (iii) shall not (subject to Section 9.05) apply to the vote of a Defaulting Bank in the case of an amendment, waiver or other modification specifically requiring the consent of such Bank or each Bank affected thereby (and in circumstances where the consent of “all Banks” is required, such Defaulting Bank’s vote shall not be included except (A) such Defaulting Bank’s Commitment may not be increased or extended without its consent and (B) the principal amount of, or interest or fees payable on, Loans or L/C Borrowings may not be reduced or excused or the scheduled date of payment may not be postponed as to such Defaulting Bank without such Defaulting Bank’s consent); and
(iv)    if any L/C Obligation exists at the time such Bank becomes a Defaulting Bank then:
(A)    provided that no Default or Event of Default exists, all or any part of such Defaulting Bank’s Pro Rata Share of the the Borrower shall be the sole party to any Letter of Credit Application notwithstanding that any Letter of Credit may be issued or amended, as the case may be, for the account of the Borrower, its Consolidated Entities, its Members or any member of its Consolidated Entities. Such Letter of Credit Application must be received by such Issuing Bank and the Administrative Agent not later than 2:00 p.m. (New York City time) at least one (1) Domestic Business Day (or such later date and time as the Administrative Agent and the Issuing Bank may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the respective Issuing Bank: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Domestic Business Day); (B) the amount thereof; (C) the expiry date thereof (which date shall be not later than the earlier of (1) the date which is twelve (12) months after the proposed issuance date and (2) the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as such Issuing Bank may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the respective Issuing Bank (w) the Letter of Credit to be amended; (x) the proposed date of amendment thereof (which shall be a Domestic Business Day); (y) the nature of the proposed amendment; and (z) such other matters as such Issuing Bank may require. Additionally, the Borrower shall furnish to the Issuing Bank and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Issuing Bank or the Administrative Agent may reasonably require; provided that furnishing such documents shall not adversely affect the timing of such Letter of Credit issuance or amendment.
(ii)    ~~(i)~~ Promptly after receipt of any Letter of Credit Application, the Issuing Bank will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such Issuing Bank will provide the Administrative Agent with a copy thereof. Unless such Issuing Bank has received written notice from any Bank, the Administrative Agent or the Borrower, at least one (1) Domestic Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 3 shall not then be satisfied, then, subject to the terms and conditions hereof, such Issuing Bank shall, on the requested date, make an L/C Credit Extension for the account of the Borrower, its Consolidated Entities, its Members or any member of its Consolidated Entities, or enter into the applicable amendment, as the case may be, in each case in accordance with such Issuing Bank’s usual and customary business practices. Immediately upon the making of each L/C Credit Extension, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from such Issuing Bank a risk participation in such L/C Credit Extension in an amount equal to the product of such Bank’s Pro Rata Share times the amount of such L/C Credit Extension (calculated after the Maturity Date with respect to the 2026 Commitments, only by reference to the 2027 Facility).
(iii)    ~~(ii)~~ If the Borrower so requests in any applicable Letter of Credit Application, (i) upon the expiration of the initial term of each Letter of Credit, such Letter of Credit shall terminate or (ii) upon the expiration of the initial and each successive term of each Letter of Credit, such Letter of Credit shall then be automatically extended for successive one-year terms (each such automatically extending Letter of Credit, an “Auto-Extension Letter of Credit”), except that the last term in each case shall in any event expire not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) or upon notice to such Issuing Bank by the Administrative Agent or the Borrower of an Event of Default pursuant to Section 6.01(i), by giving prior notice to the beneficiary thereof not later than a Domestic Business Day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Banks shall be deemed to have authorized (but may not require) such Issuing Bank to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)); provided, however, that such Issuing Bank shall not permit any such extension if such Issuing Bank has determined that it would not be permitted at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.01(c)(i), or otherwise), or it has received notice (which may be by telephone or in writing) on or before the day that is five Domestic Business Days before the Non-Extension Notice Date from the Administrative Agent that the Required Banks have elected not to permit such extension or from the Administrative Agent or any Bank that one or more of the applicable conditions specified in Section 3.03 is not then satisfied, and in each such case directing such Issuing Bank not to permit such extension.
(iv)    ~~(iii)~~ Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, such Issuing Bank will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment thereof.
(b)    Drawings and Reimbursements; Funding of Participations. (i) On the date of receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Issuing Bank shall notify the Administrative Agent and the Borrower thereof (and simultaneously deliver a copy of the applicable site draft/drawing notice to the Borrower and the Administrative Agent thereof). Not later than (A) the Domestic Business Day the Borrower receives notice from the Issuing Bank that payment under a Letter of Credit will be made on such date, if the Borrower shall have received such notice on or prior to 11:00 a.m. (New York City time) on such date, or (B) on the immediately following Domestic Business Day, if the Borrower shall have received such notice after 11:00 a.m. (New York City time) (either of such dates, as applicable, the “Honor Date”), the Borrower shall reimburse such Issuing Bank through the Administrative Agent whether with its own funds or with the proceeds of Loans in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse such Issuing Bank by such time, the Administrative Agent shall promptly notify each Bank of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Bank’s Pro Rata Share thereof. In such an event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, and, so long as no Default has occurred and is continuing, such disbursement shall be deemed to occur automatically without further act and without regard to the minimum and multiples specified in Section 2.01 for the principal amount of Base Rate Loans (but subject to the other conditions set forth in Section 2.01) and without need to satisfy the conditions set forth in Section 3.03. Any notice given by such Issuing Bank or the Administrative Agent pursuant to this Section 2.20(b) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    ~~(i)~~ Each Bank (including the Bank acting as Issuing Bank) shall upon any notice pursuant to Section 2.20(b)(i) make funds available to the Administrative Agent for the account of such Issuing Bank in an amount equal to its Pro Rata Share of the Unreimbursed Amount with respect to such Letter of Credit not later than 1:00 p.m. (New York City time) on the Domestic Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.20(b)(iii), each Bank that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to such Issuing Bank.

(iii)    ~~(ii)~~ With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 2.20(b)(i) have not been satisfied or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate equal to the sum of (A) the Base Rate in effect from time to time, plus (B) the Base Rate Margin in effect from time to time, plus (C) 2% per annum. In such an event, each Bank’s payment to the Administrative Agent for the account of such Issuing Bank pursuant to ~~Section 2.20(b)(ii)~~Section 2.20(b)(iii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this Section 2.20.
(iv)    ~~(iii)~~ Until each Bank funds its Loan or L/C Advance pursuant to this Section 2.20(b) to reimburse such Issuing Bank for any Unreimbursed Amount in respect of such Letter of Credit, interest in respect of such Bank’s Pro Rata Share of the related Unreimbursed Amount shall be solely for the account of such Issuing Bank.
(v)    ~~(iv)~~ Each Bank’s obligation to make Loans or L/C Advances to reimburse any Issuing Bank for Unreimbursed Amounts in respect of such Letter of Credit, as contemplated by this Section 2.20(b), shall be irrevocable, absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse any Issuing Bank for the amount of any payment made by the Issuing Bank under any Letter of Credit, together with interest as provided herein.
(vi)    ~~(v)~~ If any Bank fails to make available to the Administrative Agent for the account of any Issuing Bank any amount required to be paid by such Bank pursuant to the foregoing provisions of this Section 2.20(b) by the time specified in Section 2.20(b)(ii), such Issuing Bank shall be entitled to recover from such Bank (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of such Issuing Bank submitted to any Bank (through the

Administrative Agent) with respect to any amounts owing under this Section 2.20(b)(vi) shall be conclusive absent manifest error.
(c)    Repayment of Participations.(i) At any time after an Issuing Bank has made a payment under any Letter of Credit and has received from any Bank such Bank’s L/C Advance in respect of such payment in accordance with Section 2.20(b), if the Administrative Agent receives for the account of such Issuing Bank any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including the proceeds of Cash Collateral, if any, applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Bank its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.
(ii)     ~~(i)~~ If any payment received by the Administrative Agent for the account of an Issuing Bank pursuant to Section 2.20(b)(i) is required to be returned under any circumstances (including pursuant to any settlement entered into by such Issuing Bank in its discretion), each Bank shall pay to the Administrative Agent for the account of such Issuing Bank its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Bank, at a rate per annum equal to the Federal Funds Rate from time to time in effect.
(d)    Role of Issuing Bank. Each Bank and the Borrower agree that, in paying any drawing under a Letter of Credit, each Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by any Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Issuing Bank, the Administrative Agent nor any of the respective correspondents, participants or assignees of such Issuing Bank, nor any of their respective officers, directors, agents, employees, attorneys and advisors, shall be liable to any Bank for (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks or the Required Banks, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application.
(e)    Cash Collateral. (i) Upon the occurrence and during the continuance of any Event of Default, at the request of the Administrative Agent or the Required Banks, if, as of the Letter of Credit Expiration Date (or, if the expiry date of such Letter of Credit is after the Letter of Credit Expiration Date (as may be agreed by the Banks in accordance with Section 2.01(c)(i)), as of such later expiry date), any Letter of Credit for any reason remains outstanding and partially or wholly undrawn, the Borrower shall immediately Cash Collateralize the then Outstanding

Amount of all L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Letter of Credit Expiration Date (or such later date as may be agreed by the Banks in accordance with Section 2.01(c)(i)), as the case may be).
(ii)    ~~(i)~~ The Borrower, and to the extent provided by any Bank, such Bank hereby grants to the Administrative Agent, for the benefit of each Issuing Bank and the Banks, a security interest in all such cash, deposit accounts, securities accounts and all balances held in the Cash Collateral Account and all proceeds of the foregoing. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under Applicable Law, to reimburse each Issuing Bank and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Banks with L/C Obligations representing at least 51% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement.
(iii)    ~~(ii)~~ The Administrative Agent shall invest for the account of the Borrower the funds from time to time held by it in the Cash Collateral Account in such overnight U.S. treasury or similar short-term instruments as are selected by the Borrower and approved by the Administrative Agent, and shall maintain records adequate to determine the interest from time to time earned on such funds. The Administrative Agent shall have no responsibility for any loss on any investments made by it with respect to the funds in such Cash Collateral Account.
(f)    Applicability of ISP and UCP. Unless otherwise expressly agreed by an Issuing Bank and the Borrower upon issuing an L/C Credit Extension, (i) the rules of the ISP shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each Trade Letter of Credit or Backup Letter of Credit in support of a trade letter of credit issued by the Borrower.
(g)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(h)    Letters of Credit Issued for Consolidated Entities, Members, members of Consolidated Entities or Beneficiaries of Letter of Credit Issued by the Borrower. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Consolidated Entity, Member or member of a Consolidated Entity, the Borrower shall be obligated to on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.
(l)    Replacement or Addition of Issuing Bank. An Issuing Bank may be replaced or added at any time by written agreement among the Borrower, the Administrative Agent (unless, in the case of the replacement of an Issuing Bank, the successor Issuing Bank is a Bank and, if applicable, such agreement not to be unreasonably withheld, conditioned or delayed) and the successor or additional Issuing Bank, as applicable. The Administrative Agent shall notify the Banks of any such replacement or addition, as applicable, of an Issuing Bank. Where an Issuing Bank is replaced, at the time such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Bank. Furthermore, from and after the effective date of such replacement, the successor Issuing Bank, shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. References herein to the term “Issuing Bank” shall be deemed to refer to any successor or additional Issuing Bank, as applicable, or to any previous Issuing Bank, or to any successor or additional Issuing Banks, as applicable, and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
~~Section 2.21. [Reserved]~~
(m)    Reallocation of Risk Participations. On the 2026 Commitment Termination Date, all risk participations with respect to Letters of Credit issued on or prior to the 2026 Commitment Termination Date, and all obligations to make Loans or reimburse the relevant Issuing Bank for any amount drawn under such Letters of Credit, shall be reallocated to the 2027 Banks in accordance with their Pro Rata Share of the 2027 Facility; provided that (i) no such reallocation shall occur if any Default or Event of Default shall have occurred and be continuing (and each 2026 Bank shall continue to be entitled to its Pro Rata Share of the Letter of Credit Fees) and (ii) such reallocation shall only be effected to the extent that it would not result in the 2027 Credit Exposure of any 2027 Bank exceeding such Bank’s 2027 Commitments (and any portion of the risk participation or other obligation not reallocated as a result of this clause (ii) shall terminate on the 2026 Commitment Termination Date).
Section 2.21. 2026 Conversions. Notwithstanding anything to the contrary in this Agreement, subject to the consent of the Administrative Agent and the Issuing Bank, such consent not to be unreasonably withheld, conditioned or delayed and pursuant to an offer (a “2026 Conversion Offer”) made by the Borrower after the Amendment Effective Date to any 2026 Bank, the
Borrower is hereby permitted to consummate from time to time transactions with individual 2026 Banks that accept such 2026 Conversion Offer to convert all (but not less than all) of such accepting 2026 Bank’s 2026 Commitment and 2026 Credit Exposure to an equal principal amount of a 2027 Commitment and 2027 Credit Exposure (a “2026 Conversion”). Upon the effectiveness of any such 2026 Conversion, (i) such accepting 2026 Bank shall become a 2027 Bank, (ii) such accepting 2026 Bank’s 2026 Commitments shall become 2027 Commitments in an aggregate principal amount equal to such accepting 2026 Bank’s 2026 Commitments and (iii) such accepting 2026 Bank’s 2026 Credit Exposure shall become a 2027 Credit Exposure in an aggregate principal amount equal to such accepting 2026 Bank’s 2026 Credit Exposure. In connection with any 2026 Conversion, the Borrower shall provide the Administrative Agent and Issuing Bank at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such conversion), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section.
Section 2.22. Extension of Commitment Termination Date. (a) The Borrower may, at any one time in any calendar year, by notice to the Administrative Agent (which shall promptly notify the Banks) not ~~earlier than 45 days prior to any anniversary of November 28, 2022 (each, an “Anniversary Date”) but no~~ later than 30 days prior to ~~any such Anniversary~~the proposed Extension Date (as defined below), and on not more than one occasion following the First Amendment Effective Date, request that each 2027 Bank extend such 2027 Bank’s 2027 Commitment Termination Date for an additional one year after the 2027 Commitment Termination Date then in effect for such 2027 Bank hereunder (the “Existing Commitment Termination Date”); provided, however, that the ~~Borrower may request no~~Extended Commitment Termination Date shall not be more than ~~two extensions pursuant to this Section~~five (5) years later than the applicable Extension Date.
(b)    ~~(a)~~ In the event it receives a notice from the Administrative Agent pursuant to Section 2.22(a), each 2027 Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable ~~Anniversary~~Extension Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable ~~Anniversary~~Extension Date, advise the Administrative Agent whether or not such 2027 Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any 2027 Bank that does not so advise the Administrative Agent on or before the Bank Extension Notice Date shall be deemed to be a Non-Extending Bank.

The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.
(c)    ~~(b)~~ The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable ~~Anniversary~~Extension Date, or, if such date is not a Domestic Business Day, on the next preceding Business Day (the “Specified Date”).
(d)    ~~(c)~~ The Borrower shall have the right on or before the fifth Domestic Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing 2027 Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-Extending Banks; provided, further, that the existing 2027 Banks shall have the right to increase their Commitments up to the amount of the Non-Extending Banks’ Commitments before the Borrower shall have the right to substitute any other Person for any Non-Extending Bank.
(e)    ~~(d)~~ If (and only if) the aggregate amount of the Commitments of the Banks that have agreed to extend their Existing Commitment Termination Dates plus the aggregate additional Commitments of the Additional Commitment Banks shall be more than 50% of the aggregate amount of the Commitments in effect immediately prior to the Specified Date, then, effective as of the Extension Date, the Existing Commitment Termination Date of each 2027 Bank agreeing to an extension and of each Additional Commitment Bank shall be extended to the date that is one year after the Existing Commitment Termination Date, and each Additional Commitment Bank shall thereupon become a “Bank” for all purposes of this Agreement.
(f)    ~~(e)~~ Notwithstanding the foregoing, the extension of any 2027 Bank’s Existing Commitment Termination Date (and the accession of each Additional Commitment Bank) pursuant to this Section shall be effective on the Extension Date only if (i) the following statements shall be true: (A) no Default or Event of Default has occurred and is continuing, or would result from the extension of the Existing Commitment Termination Date and (B) all the representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (without duplication of materiality qualifications otherwise set forth in such representations and warranties, before and after giving effect to such extension), and (ii) on or prior to the Extension Date the Administrative Agent shall have received the following, each dated the Extension Date and in form and substance satisfactory to the Administrative Agent: (1) a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Extension Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance, (2) a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with the extension of the Existing Commitment Termination Date are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it, (3) an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit C hereof, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations and (4) such other documents reasonably requested by the Administrative Agent in connection with any such transaction.
(g)    ~~(f)~~ Subject to subsection (e) above, the Commitment of any
Non-Extending Bank that has not been replaced pursuant to subsection (d) above shall (i) automatically terminate on its Existing Commitment Termination Date or (ii) at the option of the Borrower, with respect to the Commitments of all
Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to Section 2.22(a), terminate on any anniversary of November 28, 2022 (each, an “Anniversary Date”) occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.
Section 2.23. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance on the agreements of the 2027 Banks set forth in this Section, will make Swingline Loans to the Borrower from time to time on any Domestic Business Day, in an aggregate principal amount that will not result in (i) the Credit Exposure of any 2027 Bank exceeding its Commitment, (ii) the total 2027 Credit Exposures exceeding the total 2027 Commitments or (iii) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit; provided, further, that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
(b)    Each Swingline Borrowing shall be made upon the Borrower’s notice to the Swingline Lender and the Administrative Agent. Each such notice shall be in the form of a written Swingline Borrowing Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone (if promptly confirmed in writing by delivery of such a written Swingline Borrowing Request consistent with such telephonic notice) and must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. (New York City time) on the date of the requested Swingline Borrowing, and such notice shall specify (i) the amount to be borrowed, which shall be in a minimum of $5,000,000 or a larger multiple of $1,000,000, and (ii) the date of such Swingline Borrowing (which shall be a Domestic Business Day). Subject to the terms and conditions set forth herein, such Swingline Lender shall make each Swingline Loan available to the Borrower by credit to the Borrower’s account with such Swingline Lender or by wire transfer in accordance with instructions provided to (and reasonably acceptable to) the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an L/C Credit Extension as provided in Section 2.01(c), by remittance to the respective Issuing Bank), not later than 3:00 p.m. (New York City time) on the requested date of such Swingline Loan.
(c)    (i) Immediately upon the making of a Swingline Loan by the Swingline Lender, and without any further action on the part of the Swingline Lender or the 2027 Banks, the Swingline Lender hereby grants to each Lender, and each 2027 Bank hereby acquires from the Swingline Lender, a participation in such Swingline Loan equal to such 2027 Bank’s Pro Rata Share of the amount of such Swingline Loan. The Swingline Lender may, by written notice given to the Administrative Agent not later than 1:00 p.m. (New York City time), on any Domestic Business Day, require the 2027 Banks to fund participations on the Domestic Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which 2027 Banks will fund such participations. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each 2027 Bank, specifying in such notice such 2027 Bank’s Pro Rata Share of each such Swingline Loan. Each 2027 Bank hereby absolutely, unconditionally and irrevocably agrees, upon receipt of notice as provided above in this paragraph, to pay to the Administrative Agent, for the account of the Swingline Lender, such 2027 Bank’s Pro Rata Share of each such Swingline Loan. Each 2027 Bank acknowledges and agrees that its obligation to acquire and fund participations in Swingline Loans pursuant to this paragraph is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(ii)    The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan funded pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by a Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan made by the Swingline Lender after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent. Any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the 2027 Banks that shall have made their payments pursuant to the preceding paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
(b)    The Swingline Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the 2027 Banks and the Borrower. After the resignation of a Swingline Lender hereunder, the retiring Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such resignation, but shall not be required to make any additional Swingline Loans.
ARTICLE 3
Conditions
Section 3.01. Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:
(a)    receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it in facsimile transmission, electronic submission or other writing from such party of execution of a counterpart hereof by such party);

Section 3.02. [Reserved]
Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing ~~and~~, the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) and the obligation of the Swingline Lender to make a Swingline Loan on the occasion of any Swingline Borrowing is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)    The Amendment Effective Date shall have occurred on or prior to November 15, 2022 and the First Amendment Effective Date shall have occurred on or prior to November 20, 2023;
(b)    receipt by the Administrative Agent of a Notice of Borrowing ~~as~~or a Swingline Borrowing Request, as applicable, as required by Section 2.02 or 2.03, as the case may be;
(c)    the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;
(d)    Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);
(e)    the fact that no Default shall have occurred and be continuing;
(f)    the fact that the representations and warranties of the Borrower (in the case of a Borrowing ~~or~~, L/C Credit Extension or Swingline Borrowing, other than the representations set forth in Section 4.02(c), Section 4.03 and Section
4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the First Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and

(g)    the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).
Each Borrowing ~~or~~, L/C Credit Extension or Swingline Loan hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.
ARTICLE 4
Representations and Warranties
The Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans or L/C Credit Extensions:
Section 4.01. Corporate Existence, Power and Authority. The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain the rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower and its Consolidated Entities, taken as a whole. The Borrower has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the Notes. This Agreement has been, and the Notes when executed and delivered will have been, duly and validly authorized, executed and delivered by the Borrower, and this Agreement constitutes a legal, valid and binding agreement of the Borrower, and the Notes, when executed and delivered by the Borrower in accordance with this Agreement, will constitute legal, valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).
Section 4.02. Financial Statements. (a) The consolidated balance sheets of the Borrower and its Consolidated Entities as at May 31, 2022 and the related consolidated statements of operations, changes in equity and cash flows for the fiscal year ended May 31, 2022, including the related notes, accompanied by the opinion and report thereon of KPMG LLP, independent public accountants, heretofore delivered to the Banks, present fairly in all material respects in accordance with U.S. GAAP (i) the consolidated financial position of the Borrower and its Consolidated Entities as at the date of said balance sheets and the consolidated results of the operations of the Borrower and its Consolidated Entities for said fiscal year. The Borrower has no material liabilities (contingent or otherwise) of the type required to be disclosed in financial statements or footnotes which are not disclosed by or reserved against in the most recent audited financial statements or in the notes thereto other than (i) Indebtedness incurred and (ii) loan and guarantee commitments issued in each case by the Borrower in the ordinary course of business since the date of such financial statements. All such financial statements have been prepared in accordance with U.S. GAAP applied on a basis consistent with prior periods, except as disclosed therein. The same representations as are set forth in this Section 4.02 shall be deemed to have been made by the Borrower in respect of the most recent annual and quarterly financial statements of the Borrower and its Consolidated Entities (except that the annual opinion and report of KPMG LLP may be replaced by an opinion and report of another nationally recognized firm of independent public accountants) furnished or required to be furnished to the Banks prior to or at the time of the making of each Loan hereunder, at the time the same are furnished or required to be furnished.
(b)    ~~(a)~~ The unaudited consolidated balance sheets of the Borrower and its Consolidated Entities as of August 31, 2022 and the related unaudited consolidated statements of operations, changes in equity and cash flows for the three months then ended, heretofore delivered to the Banks, present fairly in conformity with U.S. GAAP applied on a basis consistent with the financial statements referred to in subsection (a) of this Section 4.02, the consolidated financial position of the Borrower and its Consolidated Entities as of such date and their consolidated results of operations and changes in financial position for such three-month period (subject to normal year-end adjustments). The Borrower and its Consolidated Entities have no material liabilities (contingent or otherwise) of the type required to be disclosed in financial statements or footnotes which are not disclosed by or reserved against in such financial statements for such three-month period other than (i) Indebtedness incurred and (ii) loan and guarantee commitments issued in each case by the Borrower or its Consolidated

Entities in the ordinary course of business since the date of such financial statements.
(c) ~~(b)~~ Since August 31, 2022 and except as disclosed in the Borrower’s public filings two Domestic Business Days prior to the date of this Agreement, there has been no material adverse change in the business, financial position or results of operations of the Borrower and its Consolidated Entities, considered as a whole.
Section 4.03. Litigation. There are no actions, suits, proceedings or investigations pending or, to the Borrower’s knowledge, threatened by or before any court or any Governmental Authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower and its Consolidated Entities, taken as a whole or the authority or ability of the Borrower to perform its obligations under this Agreement or the Notes.
Section 4.04. Governmental Authorizations. No material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery or performance by the Borrower of this Agreement or the Notes. The Banks acknowledge that the Borrower may file this Agreement with the Securities and Exchange Commission after the Amendment Effective Date.
Section 4.05. Members’ Subordinated Certificates. The holders of the Borrower’s Members’ Subordinated Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.
Section 4.06. No Violation of Agreements. Neither the Borrower nor any Subsidiary is in default in any material respect under any material agreement or other material instrument to which it is a party or by which it is bound or its property or assets may be affected. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such material agreement or other instrument. Neither the execution and delivery of this Agreement or the Notes, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene any material provision of law, statute, rule or regulation to which the Borrower is subject or any material judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any breach of, any of the material terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a material default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of determine that its existence is not desirable in the conduct of the business of the Borrower) and that the loss thereof is not disadvantageous in any material respect to the Banks.
Section 5.02. Disposition of Assets, Merger, Character of Business, etc. The Borrower will not wind up or liquidate its business or sell, lease, transfer or otherwise dispose of all or substantially all of its assets as an entirety or in a series of related transactions and will not consolidate with or merge with or into any other Person other than a merger with a Subsidiary in which the Borrower is the surviving Person. The Borrower will not engage in any business other than the business contemplated by its certificate of incorporation and by-laws, each as in effect on the Amendment Effective Date.
Section 5.03. Financial Information. (a) The Borrower will, and will cause each Subsidiary other than the Subsidiaries listed on Schedule 5.03(a) to, keep its books of account in accordance with U.S. GAAP.
(b)    ~~(a)~~ The Borrower will (subject to the last paragraph of this Section 5.03) furnish to the Administrative Agent for distribution to the Banks:
(i)    as soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, as at the end of, and for the period commencing at the end of the previous fiscal year and ending with, such quarter, unaudited consolidated balance sheets of the Borrower and its Consolidated Entities and the related unaudited consolidated statements of operations, changes in equity and cash flow of the Borrower and its Consolidated Entities for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation in accordance with U.S. GAAP in all material respects and consistency (except for changes concurred in by the Borrower’s independent public accountants) by the Chief Executive Officer, the Chief Financial Officer, an Assistant Secretary-Treasurer or the Controller of the Borrower;
(ii)    as soon as practicable and in any event within the earlier of (i) two Domestic Business Days after filing with the Securities and Exchange Commission and (ii) 120 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, consolidated balance sheets of the Borrower and its Consolidated Entities and the related consolidated statements of operations, changes in equity and cash flow for such fiscal year for the Borrower and its Consolidated Entities, all in reasonable detail and certified (without any qualification as to the scope of the audit) by KPMG LLP or other independent public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year;
(iii)    with reasonable promptness, copies of all regular and periodical reports (including Current Reports on Form 8-K) filed with, or furnished to, the Securities and Exchange Commission;
(iv)    promptly after the public announcement of, or promptly after receiving a written notice of, a change (whether an increase or decrease) in any rating issued by either S&P, Moody’s or Fitch, solely to the extent that the Borrower is then under an existing contract with such agency for the provision of ratings information pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and
(v)    with reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any of its Subsidiaries or any Joint Venture as any Bank may, from time to time, reasonably request, including, without limitation, with respect to the performance and observance by the Borrower of the covenants and conditions contained in this Agreement.
Reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 shall be deemed to have been delivered on the date on which the Borrower posts such reports or financial information on the Borrower’s website (www.nrucfc.org) or at such other website as may be notified to the Administrative Agent and the Banks or when such reports or financial information are posted on the SEC’s website at www.sec.gov; provided, that the Borrower shall ~~notify the Administrative Agent of any such posting; and provided further that the Borrower shall~~ deliver paper copies of the reports or financial information required to be delivered pursuant to clauses (b)(i), (b)(ii) and (b)(iii) of this Section 5.03 to the Administrative Agent, if so requested by any Bank to the Administrative Agent, until written notice to cease delivering such paper copies is given by such Bank to the Administrative Agent.
Section 5.04. Default Certificates. Concurrently with each financial statement delivered to the Administrative Agent pursuant to clauses (i) and (ii) of Section 5.03(b), the Borrower will furnish to the Administrative Agent a certificate signed by the Chief Executive Officer, the Chief Financial Officer, the Vice President, Capital Markets Relations, an Assistant Secretary-Treasurer or the Controller of the Borrower to the effect that the review of the activities of the Borrower during such year or the portion thereof covered by such financial statement and of the performance of the Borrower under this Agreement has been made under his supervision and that to the best of his knowledge, based on such review, there exists no event which constitutes a Default or an Event of Default under this Agreement or, if any such event exists, specifying the nature thereof, the period of its existence and what action the Borrower has taken and proposes to take with

Section 5.07. Payment of Charges. The Borrower will, and will cause each Subsidiary to, duly pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, prior to the date on which material penalties attach thereto, unless and to the extent only that such taxes, assessments and governmental charges or levies are being contested in good faith by appropriate proceedings or unless the failure to do so will not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Entities taken as a whole; and (ii) all lawful claims, including, without limitation, claims for labor, materials, supplies or services, which might or could, if unpaid, become a Lien upon such property or assets, unless and to the extent only that the validity or the amount thereof is being contested in good faith by appropriate proceedings or unless the failure to do so will not have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Entities taken as a whole.
Section 5.08. Inspection of Books and Assets. The Borrower will, and will cause each Subsidiary to, permit any representative of any Bank Party (or any agent or nominee of such Bank) to visit and inspect any of the property of the Borrower or such Subsidiary, to examine the books of record and account of the Borrower or such Subsidiary and to discuss the affairs, finances and accounts of the Borrower or such Subsidiary with the officers and independent public accountants of the Borrower or such Subsidiary, all at such reasonable times and as often as such Bank may reasonably request, provided that such requests shall be limited to two per fiscal year unless an Event of Default has occurred and is continuing.
Section 5.09. Indebtedness. (a) The Borrower will not, and will not permit any of its Consolidated Entities (other than Rural Telephone Finance Cooperative and National Cooperative Services Corporation) to, incur, assume or Guarantee any Superior Indebtedness, or make any optional prepayment on any Members’ Subordinated Certificate; provided that (i) subject to the provisions of Section 5.12, any such Subsidiary may incur Superior Indebtedness owing to the Borrower or assume or Guarantee Indebtedness of any Person (other than the Borrower or any of its Subsidiaries) owing to the Borrower and (ii) the Borrower may incur, assume or Guarantee Superior Indebtedness or make optional prepayments on Members’ Subordinated Certificates if, after giving effect to any such action specified above in this clause (ii), on the date of such incurrence, assumption or Guarantee or making of such optional prepayment (the “Determination Date”) the aggregate principal amount of Superior Indebtedness then outstanding would not exceed ten times the sum of (a) the aggregate principal amount of Members’ Subordinated Certificates outstanding on the Determination Date, (b) the aggregate amount of the line item “total equity” shown on the consolidated balance sheet of the Borrower and its Consolidated Entities on the Determination Date, and (c) the aggregate principal amount of Qualified Subordinated Indebtedness outstanding on the Determination Date; provided that the non-cash adjustments (whether positive or negative) required to be made pursuant to ASC 815 and ASC 830 shall be excluded from calculations under clause (ii) above to the extent otherwise included therein. The respective principal amounts of Superior Indebtedness, Members’ Subordinated Certificates and Qualified Subordinated Indebtedness to be outstanding on such given future date shall be determined after giving effect to mandatory sinking fund payments, other mandatory prepayments and serial and other maturity payments required to be made on or prior to said given future date by the terms of such Superior Indebtedness, Members’ Subordinated Certificates, Qualified Subordinated Indebtedness or any indenture or other instrument pursuant to which they are respectively issued.
(b)    ~~(a)~~ If any Loan or L/C Obligation is outstanding hereunder, the Borrower will not take any action which would prevent it from then complying, or fail to take any action which would enable it then to comply, with the provisions of Section 3.03(g), assuming for this purpose only that the Borrower then intended to borrow from one or more of the Bank Parties hereunder.
Section 5.10. Liens. The Borrower will not create or permit to exist any Lien on or with respect to any Indebtedness of any Member which is an asset of the Borrower, now existing or hereafter created, or on any notes, mortgages or other documents or instruments evidencing any such Indebtedness, and the Borrower will not permit any Consolidated Entity to create or permit to exist any Lien on or with respect to any of such Subsidiary’s assets, except (i) Liens granted by the Borrower to the trustee pursuant to any Indenture, (ii) Liens on any such Indebtedness granted by the Borrower or its Consolidated Entity to secure any borrowing for the purpose of making loans to Member power supply systems or loans to Members for bulk power supply projects or loans to Members for the purpose of providing financing to telephone and related systems eligible to borrow from the RUS or loans to borrowers borrowing from National
Cooperative Services Corporation or Rural Telephone Finance Cooperative, which borrowing or borrowings are on terms (except as to terms of interest, premium, if any, and amortization) not materially more disadvantageous to the Borrower’s unsecured creditors than the borrowings under any Indenture (it being understood that the Borrower cannot pledge such assets to an extent the aggregate value is greater than 150% of the aggregate principal amount of such Indebtedness), (iii) Liens of current Taxes not delinquent or a security for Taxes being contested in good faith, (iv) Liens other than in favor of the PBGC, created by or resulting from any legal proceedings (including legal proceedings instituted by the Borrower or any Subsidiary) which are being contested in good faith by appropriate proceedings, including appeals of judgments as to which a stay of execution shall have been issued, and adequate reserves shall have been established, (v) Liens created by the Borrower to secure Guarantees by the Borrower of Indebtedness, the interest on which is excludable from the gross income of the recipient thereof for Federal income tax purposes as provided in Section 103(a) of the Internal Revenue Code or Section 103(a) of the Internal Revenue Code of 1954, as amended, (x) of a Member which is a state or political subdivision thereof or (y) of a state or political subdivision thereof incurred to benefit a Member for one of the purposes provided in Section 142(a)(2), (4), (5),

Bank’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Notwithstanding the foregoing, no Bank shall be liable for any special, indirect, consequential or punitive damages arising out of the Existing Credit Agreement or this Agreement; provided that, nothing in this Section 7.06 shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee (as defined below), as provided in Section 9.03(b), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. Without limitation of the foregoing, each Bank agrees to reimburse such Issuing Bank promptly upon demand for its Pro Rata Share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 9.03, to the extent that such Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower in accordance with the Existing Credit Agreement or this Agreement.
Section 7.07. Credit Decision. Each Bank Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Bank Party, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Bank Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement. Additionally, each Bank and each Issuing Bank represents and warrants that (i) the Agreement sets forth the terms of a commercial lending facility, (ii) in participating as a Bank, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Bank or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Bank and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), and (iii) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Bank or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.
Section 7.08. Successor Administrative Agent. The Administrative Agent may, upon giving 5 Domestic Business Days prior written notice to the Borrower, and for so long as long as no Event of Default has occurred and is continuing, at the request of the Borrower, shall, resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Borrower shall have the right, with the consent of the Required Banks, such consent not to be unreasonably withheld, conditioned or delayed, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Borrower, and shall have accepted such appointment, within 15 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Bank Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent.
Section 7.09. Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable.
(a)    Nothing in this Agreement shall impose upon the Co-Documentation Agents, the Syndication Agent, or the Co-Lead Arrangers, each in such capacity, any duties or responsibilities whatsoever.
(b)    IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY CO-DOCUMENTATION AGENT, THE SYNDICATION AGENT, CO-LEAD ARRANGERS OR ANY OF THEIR RESPECTIVE RELATED PARTIES HAVE ANY LIABILITY TO, ANY BANK, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET.
Section 7.10. Calculations. The Administrative Agent shall not be liable for any calculation, apportionment or distribution of payments made by it in good faith.
If such calculation, apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Bank to whom payment was due but not made shall be to recover from the other Banks any payment in excess of the amount to which they are determined to be entitled or, if the amount due was not paid by the Borrower, to recover such amount from the Borrower.
Section 7.11. Erroneous Payments.
(a)    If the Administrative Agent notifies a Bank, Issuing Bank, or any Person who has received funds on behalf of a Bank or Issuing Bank, such Bank or

Section 8.02. Illegality. If any Bank determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Bank or its Applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by such Bank to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Banks to make Term Benchmark Loans, and any right of the Borrower to continue Term Benchmark Loans or to convert Base Rate Loans to Term Benchmark Loans, shall be suspended, and (b) the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate”, in each case until each affected Bank notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Bank (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term Benchmark Loans to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Alternate Base Rate”), on the last day of the Interest Period therefor, if all affected ~~Lenders~~Banks may lawfully continue to maintain such Term Benchmark Loans to such day, or immediately, if any Bank may not lawfully continue to maintain such Term Benchmark Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to this Agreement.
Section 8.03. Increased Cost and Reduced Return. (a) If on or after the Effective Date, in the case of any Committed Loan or L/C Credit Extension or any obligation to make or participate in Committed Loans or L/C Credit Extensions, any Change in Law shall:
(i)    impose on any Bank Party any other condition, cost or expense affecting this Agreement or Fixed Rate Loans made by such Bank Party or participation therein; or
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Taxes described in clauses (c) and (d) of Excluded Taxes and (C) Other Connection Taxes on gross or net income, profits or revenue (including value-added or similar Taxes)) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;
(iii)    impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of such costs are passed on in a similar manner by such Bank Party to similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section 8.03(b)), as determined by such Bank Party in its reasonable discretion. Each Bank Party’s determination of compensation shall be conclusive if made in accordance with this provision. Each Bank Party, upon determining that any increased costs will be payable pursuant to this Section 8.03(b), will give prompt written notice thereof to the Borrower, which notice shall show the basis for calculation of such increased costs, although the failure to give any such notice shall not release or diminish any of the Borrower’s obligations to pay increased costs pursuant to this Section 8.03(b).
(c)    Each Bank Party will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank Party to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank Party, be otherwise disadvantageous to such Bank Party. The Borrower hereby agrees to pay the reasonable costs and expenses incurred by such Bank Party in connection with any such designation. A Bank Party claiming compensation under this Section shall furnish a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error. In determining such amount, such Bank Party may use any reasonable averaging and attribution methods.
(d)    Failure or delay on the part of any Bank Party to demand compensation pursuant to this Section 8.03 shall not constitute a waiver of such Bank Party’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Bank Party pursuant to this Section 8.03 for any increased costs or reductions incurred more than ~~six months~~90 days prior to the date that such Bank Party notifies the Borrower and the Administrative Agent of the Change in Law giving rise to such increased costs or reductions and of such Bank Party’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions are retroactive, then the ~~six-month~~90 day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 8.04. Base Rate Loans Substituted for Affected Term Benchmark Loans. If any Bank has demanded compensation under Section 8.03(a) with respect to its Fixed Rate Loans or its obligation to make Fixed Rate Loans, and the Borrower shall, by at least five Domestic Business Days’ prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such demand for compensation no longer apply:
(a)    all Loans which would otherwise be made by such Bank as Term Benchmark Loans shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Term Benchmark Loans of the other Banks), and
(b)    after each of its Term Benchmark Loans has been repaid, all payments of principal which would otherwise be applied to repay such Term Benchmark Loans shall be applied to repay its Base Rate Loans instead.
ARTICLE 9
Miscellaneous
Section 9.01. Notices. (a) All notices, requests, directions, consents, approvals and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or other electronic submission or similar writing) and shall be given to such party (subject to subparagraph (b) below): (w) in the case of the Borrower:
National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, Virginia 20166
Attn: Capital Markets Relations
Phone: (703) 467-1628
Fax: (703) 467-5178
Email: BankingRelations@nrucfc.coop
with a copy to:
National Rural Utilities Cooperative Finance Corporation
20701 Cooperative Way
Dulles, Virginia 20166
Attn: General Counsel
Phone: (703) 467-1782
Fax: (703) 467-5651
Email: Nathan.Howard@nrucfc.coop
(c)    in the case of the Administrative Agent:
JPMorgan Chase Bank, N.A.
~~500~~4041 Ogletown Stanton ~~Christiana Road, NCC5, Floor 1~~Rd
Newark, ~~Delaware19713~~DE 19713
Attn: Eureka Young
E-mail: eureka.young@jpmchase.com
Telephone: 302-634-5378
with a copy to:
Attn: Sherril Lowe

E-mail: Sherril.lowe@chase.com
Telephone: 980-296-6558
with a copy to:
JPMorgan Chase Bank, N.A.
8181 Communications Pkwy Bldg B, Floor 06
Plano, Texas 75024-0239
Attn: ~~Nancy R. Barwig~~Oswin Joseph
E-mail: ~~nancy.r.barwig@jpmorgan.com~~oswin.joseph@jpmchase.com
Telephone: ~~972-324-1721~~972-324-9944
(d)    in the case of any Bank, at its address, email address or telecopier number set forth in its Administrative Questionnaire or (z) in the case of any other party, such other address, email address or telecopier number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower. Each such notice, request, direction, consent, approval or other communication shall be effective (i) if given by facsimile transmission or other electronic submission, when such facsimile transmission or other electronic submission is transmitted to the facsimile number or email address specified in this Section and receipt is confirmed or (ii) if given by any other means, when delivered or received at the address specified in this Section; provided that (A) notices to the Administrative Agent under Article 2 or Article 8 shall also be confirmed by telephone call and shall not be effective until received and (B) any communications deemed received hereunder must have been received during the recipient’s normal business hours; provided, however, that any communication that is not received during the recipient’s normal business hours on a particular Domestic Business Day, shall be deemed to be received on the immediately following Domestic Business Day.
(e)    Notices and other communications to the Bank Parties hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 or Article 8 unless otherwise agreed by the Administrative Agent and the applicable Bank Party. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(f)    The address, telephone number or facsimile number for any party hereto may be changed at any time and from time to time upon written notice given by such changing party to each other party hereto. Any change in the information provided in any Beneficial Ownership Certification by the Borrower that would result in a change to the list of beneficial owners identified in parts (c) or (d) of assignment of any Loans or termination of any Commitments pursuant to Section 2.18.
Whenever a waiver, amendment or modification requires the consent of a Bank “affected” or “directly affected” thereby, such waiver, amendment or modification shall, upon consent of such Bank, become effective as to such Bank whether or not it becomes effective as to any other Bank, so long as the Required Banks consent to such waiver, amendment or modification as provided above.
If the Required Banks shall have approved any amendment which requires the consent of all of the Banks, the Borrower shall be permitted to replace any non-consenting Bank with a replacement institution; provided that (i) the replacement institution shall purchase at par all Loans and other amounts owing to such replaced Bank on or prior to the date of replacement, (ii) the Borrower shall be liable to such replaced Bank under Section 2.13 if any Term Benchmark Loan owing to such replaced Bank shall be purchased other than on the last day of the Interest Period relating thereto (as if such purchase constituted a prepayment of such Loans), (iii) such replacement institution, if not already a Bank, shall be reasonably satisfactory to the Administrative Agent, (iv) the replaced Bank shall be obligated to make such replacement in accordance with the provisions of Section 9.06(c) and (v) any such replacement shall not be deemed to be a waiver of any rights the Borrower, Administrative Agent or any Bank shall have against the replaced Bank.
Section 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.
(b)    ~~(a)~~ Any Bank may at any time grant to one or more affiliates of such Bank, banks or other institutions (each a “Participant”) participating interests in its Commitment or any or all of its Loans or L/C Obligations. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank’s rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clauses (i), (ii) or (iii) of Section 9.05 that directly affects such Participant without the consent of such Participant. Subject to the provisions of subsection (e), the Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits, and be bound by the obligations, of Article 8 and Section 2.16 (subject to the requirements and limitations therein, including the requirements under Section 2.16(f) (it being understood that the documentation required under Section 2.16(f) shall be delivered to the participating Bank)) with respect to its participating interest; provided that such Participant (A) agrees to be subject to the provisions of Section 2.18, Section 2.19 and Section 9.04, as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.15 or 2.17, with respect to any participation, than its participating Bank would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b). Each Bank that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any this Agreement or the Notes) except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(c)    ~~(b)~~ Any Bank may at any time assign to one or more banks or other institutions other than a Defaulting Bank or a bank or other institution that is subject to Sanctions (each an “Assignee”) all, or a proportionate part (but not in any case in an amount less than $5,000,000, unless (x) such Assignee is another Bank or an affiliate of such transferor Bank or (y) such assignment is for all of such transferor Bank’s rights and obligations under this Agreement and the Notes) of all of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit D hereto executed by such Assignee and such transferor Bank, with (and subject to) the written consent of (1) the Borrower and the Administrative Agent, such consents not to be unreasonably withheld and (2) each Issuing Bank in its sole discretion; provided that (i) if an Assignee is another Bank or an affiliate of such transferor Bank, or (ii) in the case of an assignment by any Bank to one or more Assignees after the occurrence and during the continuance of an Event of Default, or (iii) the assignment is of a Competitive Loan, no such consent of the Borrower shall be required. Upon execution and delivery of such an instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Administrative Agent an administrative fee for processing such assignment in the amount of $3,500, and if it shall not be an existing Bank, the Assignee shall deliver to the Administrative Agent and the Borrower a duly completed and executed Administrative Questionnaire and all relevant information for notices hereunder. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.16.
(d)    ~~(c)~~ Any Bank Party may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank or any other Central Banking Authority to secure the obligations of such Bank thereto. No such pledge or assignment shall release the transferor Bank from its obligations hereunder or substitute any such pledge or assignee for such Bank as a party hereto or thereto.
(e)     ~~(d)~~ No Assignee, Participant or other transferee of any Bank’s rights shall be entitled to receive any greater payment under Section 8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower’s prior written consent.
(f)     ~~(e)~~ Any Issuing Bank may assign all of its rights and obligations under the undrawn portion of its commitment hereunder to issue Letters of Credit at any time; provided, however, that (i) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and record, an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500 and (ii) so long as no Event of Default has occurred and is continuing, the Borrower has consented to the assignment (such consent not to be unreasonably withheld).
Section 9.07. Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not relying upon any

“margin stock” (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.
Section 9.08. Governing Law. (a) This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York.
(b)    The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees, to the fullest extent permitted by law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Bank may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
(c)    The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 9.09. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or the keeping of records in electronic form (“Electronic Signatures”), each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act; provided, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Banks shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Bank, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (a) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Banks the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and any other loan documentation shall have the same legal effect, validity and enforceability as any paper original, (b) the Administrative Agent and each of the Banks may, at its option, create one or more copies of this Agreement and any other loan documentation in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (c) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement based solely on the lack of paper original copies of this Agreement and such other loan documentation, respectively, including with respect to any signature pages thereto and (d) waives any claim against any Bank for any liabilities arising solely from the Administrative Agent’s and/or any Bank’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. Notwithstanding the foregoing, if the Administrative Agent or any Bank reasonably requests a manually executed counterpart, the Company shall deliver such manually executed counterpart.
Section 9.10. Several Obligations. The obligations of the Bank Parties hereunder are several. Neither the failure of any Bank Party to carry out its obligations hereunder nor of this Agreement to be duly authorized, executed and delivery by any Bank Party shall relieve any other Bank Party of its obligations hereunder (or affect the rights hereunder of such other Bank). No Bank Party shall be responsible for the obligations of, or any action taken or omitted by, any other Bank Party hereunder.
Section 9.11. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 9.12. Confidentiality. The Administrative Agent and each Bank Party represent that they will maintain the confidentiality of any written or oral information provided by or on behalf of the Borrower or any of its Consolidated Entities (hereinafter collectively called “Confidential Information”), subject to the Administrative Agent’s and each Bank’s (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws or regulations or from a regulatory authority (including any self-regulatory authority such as the National Association of Insurance Commissioners) or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, auditors, counsel and other professional advisors, and its employees, officers and directors, and to other Bank Parties (it being understood that such Persons shall be informed of the confidential nature of such information and instructed to keep it confidential), (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Bank Parties and the Borrower or any of its Subsidiaries and affiliates, (d) right to provide such information to Participants, prospective Participants to which sales of participating interests are permitted pursuant to Section 9.06(b) and prospective Assignees to which assignments of interests are permitted pursuant to Section 9.06(c) if such Participant, prospective Participant or prospective Assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a “Bank” party hereto, ~~and~~ (e) right to disclose such Confidential Information to any actual or potential insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage and (f) right to disclose Confidential Information to its affiliates if such affiliate agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section. Notwithstanding the foregoing, any such information supplied to a Bank Party, Participant, prospective Participant or prospective Assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge other than as a result of a breach of this Section by such Person.
Section 9.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN

AGENT SCHEDULE
Institution    Title
JPMorgan Chase Bank, N.A.    Administrative Agent
Mizuho Bank, Ltd    Syndication Agent
PNC Bank, National Association    Co-Documentation Agent
~~The~~Royal Bank of ~~Nova Scotia~~ Canada    Co-Documentation Agent
~~Royal~~Truist Bank ~~of Canada~~    Co-Documentation Agent

U.S. Bank National Association Co-Documentation Agent
Agent Schedule

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the First Amendment Effective Date	Loans Outstanding on the First Amendment Effective Date
Bank
JPMorgan Chase Bank, N.A.	$150,000,000.00	$0
Mizuho Bank (USA)	$150,000,000.00	$0
Royal Bank of Canada	$150,000,000.00	$0
The Bank of Nova Scotia	$150,000,000.00	$0
MUFG Bank, Ltd.	$100,000,000.00	$0
KeyBank National Association	$180,000,000.00	$0
PNC Bank, National Association	$150,000,000.00	$0
U.S. Bank National Association	$125,000,000.00	$0
Truist Bank	$125,000,000.00	$0
Regions Bank	$75,000,000.00	$0
Total:	$1,355,000,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE
Commitment Schedule

2026 Banks	Commitment ~~Schedule~~
The Bank of Nova Scotia	$150,000,000.00
Total:	$150,000,000.00
~~Bank~~2027 Banks	Commitment
JPMorgan Chase Bank, N.A.	$150,000,000.00
Mizuho Bank, Ltd.	$150,000,000.00
Royal Bank of Canada	$150,000,000.00
~~The Bank of Nova Scotia~~	~~$150,000,000.00~~
KeyBank National Association	$180,000,000.00
PNC Bank, National Association	$150,000,000.00
$~~125,000,000.00~~15
U.S. Bank National Association	0,000,000.00
$~~125,000,000.00~~15
Truist Bank	0,000,000.00
MUFG Bank, Ltd.	$100,000,000.00
$~~75,000,000.00~~125,
Regions Bank	000,000.00
$~~1,355,000,000.00~~1
Total:	,305,000,000.00

Commitment Schedule

EXISTING LETTERS OF CREDIT
L/C# TFTX-374881 – Deseret Generation & Transmission Cooperative
Beneficiary: Rockwood Casualty Insurance Company
Amount: $2,000,000
Effective Date: October 16, 2012
Expiration Date: December 31, ~~2022~~2024
L/C# SLCLSTL13035 – Valley Energy, Inc.
Beneficiary: Castleton Commodities Merchant Trading L.P.
Amount: $~~700,000~~500,000
Effective Date: July 5, 2022
Expiration Date: ~~May 31~~April 15, ~~2023~~2024

Existing Letters of Credit

PRICING SCHEDULE
The “Term Benchmark Margin”, the “Base Rate Margin” and the “Facility Fee Rate” for the Borrower at any date are the respective percentages set forth below in the applicable row and column based upon the Status of the Borrower that exists on such date, for each of the 2026 Facility and 2027 Facility.

Status	Level I	Level II	Level III	Level IV	Level V
Term Benchmark Margin	0.6900%	0.8000%	0.9000%	1.0000%	1.1000%
Base Rate Margin	0%	0%	0%	0%	0.1000%
Facility Fee Rate	0.0600%	0.0750%	0.1000%	0.1250%	0.1500%

For purposes of this Pricing Schedule, the following terms have the following meanings, subject to the concluding paragraph of this Pricing Schedule:
“Fitch” means Fitch Ratings, Inc.
“Level I Status” exists at any date if, at such date, the Borrower’s Unsecured Long-Term Debt is rated AA- or higher by S&P, Aa3 or higher by Moody’s or AA- or higher by Fitch.
“Level II Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A+ or higher by S&P, A1 or higher by Moody’s or A+ or higher by Fitch, and (ii) Level I Status does not exist.
“Level III Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A or higher by S&P, A2 or higher by Moody’s or A or higher by Fitch, and (ii) Level II Status does not exist.
“Level IV Status” exists at any date if, at such date, (i) the Borrower’s Unsecured Long-Term Debt is rated A- or higher by S&P, A3 or higher by Moody’s or A- or higher by Fitch, and (ii) Level III Status does not exist.
“Level V Status” exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status or Level IV Status exists.
“Moody’s” means Moody’s Investors Services, Inc. “Rating Agencies” means each of S&P, Moody’s and Fitch.
“S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC, or any successor thereto.
Pricing Schedule

EXHIBIT A
FORM OF NOTE
New York, New York    [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a
not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [●] (the “Bank”), for the account of its Applicable Lending Office, the principal sum of [$__________]($_________),] or, if less, the aggregate unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of JPMorgan Chase Bank, N.A., 1111 Fannin St., 10th Floor, Houston, TX 77002, Attn: Leslie Hill.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in that certain Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022, among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified, from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note shall be governed by and construed in accordance with the laws of the State of New York.
A-1

EXHIBIT C
OPINION OF GENERAL COUNSEL OF THE BORROWER
~~October~~November 20, ~~2022~~2023
To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o JPMorgan Chase Bank, N.A.
1111 Fannin Street, 10th Floor
Houston, TX 77002
Ladies and Gentlemen:
Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (~~the “Amended and Restated Revolving Credit~~as amended by the Amendment No. 1 (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association~~, The Bank of Nova Scotia, and~~  Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents, and (ii) that certain Amendment No. 1 dated as of November 20, 2023 (“Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents. I, Nathan Howard, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section ~~3.01~~7(~~c~~b) of the ~~Amended and Restated Revolving Credit Agreement~~Amendment No. 1. Terms defined in the ~~Amended and Restated Revolving Credit~~Extended Agreement are used herein as therein defined.

I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.
Upon the basis of the foregoing, I am of the opinion that:
1.    The Borrower is a cooperative association duly incorporated, validly existing and in good standing under the laws of the District of Columbia and has the corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets and to transact the business in which it is engaged. The Borrower is duly qualified or licensed as a foreign corporation in good standing in every jurisdiction in which the nature of the business in which it is engaged makes such qualification or licensing necessary, except in those jurisdictions in which the failure to be so qualified or licensed would not (after qualification, assuming that the Borrower could so qualify without the payment of any fee or penalty and retain its rights as they existed prior to such qualification all to an extent so that any fees or penalties required to be so paid or any rights not so retained would not, individually or in the aggregate, have a material adverse effect on the business or financial position of the Borrower), individually or in the aggregate, have a material adverse effect upon the business or financial position of the Borrower.
2.    The Borrower has the corporate power and authority to execute, ~~deliver and carry out the terms and provisions of the Amended and Restated Revolving Credit Agreement~~ and deliver the Amendment No. 1 and each of the Notes dated the date hereof (the “Subject Notes”)~~. The Amended and Restated Revolving Credit Agreement~~ and carry out the terms and provisions of the Amendment No.1, the Extended Agreement and the Subject Notes. The Amendment No. 1 and the Subject Notes have been duly and validly authorized, executed and delivered by the Borrower.2
3.    There are no actions, suits, proceedings or investigations pending or, to my knowledge, threatened against or affecting the Borrower by or before any court or any governmental authority, body or agency or any arbitration board which are reasonably likely to materially adversely affect the business, financial position or results of operations of the Borrower or the authority or ability of the Borrower to perform its obligations under the ~~Amended and Restated Revolving Credit~~Extended Agreement or the Subject Notes.
4.    No authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any governmental authority, body or agency is required in connection with the execution, or delivery by the Borrower of the Amendment No.1 or the Subject Notes or performance by the Borrower of the ~~Amended and Restated Revolving Credit~~Amendment No. 1, the Extended Agreement or the Subject Notes.
5.    The holders of the Borrower’s Members’ Subordinated Certificates are not and will not be entitled to receive any payments with respect to the principal thereof or interest thereon solely because of withdrawing or being expelled from membership in the Borrower.
6.    Neither the Borrower nor any Consolidated Entity is in default in any material respect under any material agreement or other instrument to which it
2 The opinion with respect to the enforceability of the Amended and Restated Revolving Credit Agreement under New York law shall be provided by Borrower’s New York counsel, Foley & Lardner LLP, subject to customary assumptions, qualifications and limitations.

is a party or by which it or its property or assets is bound. No event or condition exists which constitutes, or with the giving of notice or lapse of time or both would constitute, such a default under any such agreement or other instrument. Neither the execution and delivery of the ~~Amended and Restated Revolving Credit Agreement~~Amendment No. 1 or the Subject Notes, nor the consummation of any of the transactions therein contemplated or in the Extended Agreement, nor compliance with the terms and provisions thereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, decree, award, franchise, order or permit applicable to the Borrower, or will conflict or be inconsistent with, or will result in any material breach of, any of the material terms, covenants, conditions or provisions of, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under (or condition or event entitling any Person to require, whether by purchase, redemption, acceleration or otherwise, the Borrower to perform any obligations prior to the scheduled maturity thereof), or result in the creation or imposition of any Lien upon any of the property or assets of the Borrower pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which it may be subject, or violate any provision of the certificate of incorporation or by-laws of the Borrower. Without limiting the generality of the foregoing, the Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement or indenture relating thereto or any other contract or agreement (including its certificate of incorporation and by-laws), which would be violated by the incurring of the Indebtedness to be evidenced by the Subject Notes.
7.    The Borrower has complied fully with all of the material provisions of each Indenture. No Event of Default (within the meaning of such term as defined in any Indenture) and no event, act or condition (except for possible non-compliance by the Borrower with any immaterial provisions of such Indenture which in itself is not such an Event of Default under such Indenture) which with notice or lapse of time, or both, would constitute such an Event of Default has occurred and is continuing under such Indenture. The borrowings by the Borrower contemplated by the ~~Amended and Restated Revolving Credit~~Extended Agreement will not cause such an Event of Default under, or the violation of any covenant contained in, any Indenture.
8.    Set forth on Annex A attached hereto is a true, correct and complete list of all of the Borrower’s Subsidiaries and Joint Ventures, the jurisdiction of incorporation or organization of each such Subsidiary and Joint Venture and the nature and percentage of the Borrower’s ownership of each such Subsidiary and Joint Venture.
The Borrower has received a ruling from the Internal Revenue Service to the effect that it is exempt from payment of Federal income tax under

Annex A
Subsidiaries, Special Purpose Subsidiaries and Joint Ventures:
None

EXHIBIT D
ASSIGNMENT AND ASSUMPTION AGREEMENT
AGREEMENT dated as of ______________, 20___ among [ASSIGNOR] (the “Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Agent”).
W I T N E S S E T H
WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, in each case pursuant to the terms and conditions thereof, (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank (the “Agent”), and Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $_________;
WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $_________ are outstanding at the date hereof; and
WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $______________(the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans and/or L/C Obligations made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Administrative Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.
SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.
SECTION 4. Consent of the Borrower and the Administrative Agent. This Agreement is conditioned upon the consent of [the Borrower,] the Administrative Agent and the Issuing Bank pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement [by the Borrower,] the Administrative Agent and the Issuing Bank is evidence of this consent. Pursuant to Section 9.06(c) of the Credit Agreement, if requested by the Assignee, the Borrower agrees to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.
SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial position, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial position of the Borrower. The Assignee represents and warrants that it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Amount and either it, or the Person exercising discretion in making its decision to acquire the Assigned Amount, is experienced in acquiring assets of such type. Without limiting the foregoing, the Assignee represents and warrants, and agrees to, each of the matters set forth in Section 7.07 of the Credit Agreement, including that the Credit Agreement sets out the terms of a commercial lending facility.
SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.
[ASSIGNOR]
By:
    Name:
Title:

[ASSIGNEE]
By:
    Name:
Title:

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION

By:
    Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
    Name:
Title:

EXHIBIT E-1
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a member of Borrower, it does not exercise voting power over Borrower and is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF BANK PARTY]
By:
    Name:
    Title:

E-1-1

EXHIBIT E-2
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a member of Borrower, exercise voting power over Borrower or otherwise is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
E-2-1

EXHIBIT E-3
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:
    Name:
    Title:
Date: _____, 20[ ]
E-3-1

EXHIBIT E-4
[FORM OF]
U.S. TAX CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of October 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent and Initial Issuing Bank, Mizuho Bank (USA), as Syndication Agent, and PNC Bank, National Association, ~~The Bank of Nova Scotia and~~ Royal Bank of Canada, Truist Bank and U.S. Bank National Association, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By:
E-4-1

Name:
Title:

Date:         , 20[ ]
E-4-2

EXHIBIT F
FORM OF NOTICE OF SWINGLINE
BORROWING
TO:    JPMorgan Chase Bank, N.A., (“JPMorgan” or “you”), as Administrative Agent and Swingline Lender (each, here and hereafter as defined in the Amended and Restated Revolving Credit Agreement (as defined below)).
FROM:    National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”, “we” or “us”).
DATE:
RE:        ________________, 20____.

That certain Amended and Restated Revolving Credit Agreement, dated as of October 20, 2022 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Amended and Restated Credit Agreement”), by and among the Borrower, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), the Banks (as defined therein) from time to time party thereto, and JPMorgan, as Administrative Agent, Swingline Lender and Initial Issuing Bank (each, as defined therein). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Amended and Restated Revolving Credit Agreement.

Ladies and Gentlemen:
This Notice of Swingline Borrowing (this “Notice”) constitutes a Notice of Swingline Borrowing. The Borrower hereby irrevocably requests a Borrowing of a Swingline Loan pursuant to Section 2.23(a) of the Amended and Restated Revolving Credit Agreement, and, in
~~E-4-~~F-1

connection therewith, the Borrower specifies the following information with respect to the Borrowing of a Swingline Loan irrevocably requested hereby:
(A)    Aggregate principal amount of Swingline Loan:
$                .3
(B)    Date of Borrowing of a Swingline Loan:
$            , 20    .4
(C)    Type of Swingline Loans comprising such Borrowing of a
Swingline Loan: Base Rate Loans.
(D)    The proceeds of Borrowing of a Swingline Loan are to
be disbursed pursuant to the wiring instructions set forth below:
Bank:
ABA Number:                Account Name: _____ Account Number:
The Borrower hereby represents and warrants that the conditions set forth in Section 3.03 of the Amended and Restated Revolving Credit Agreement shall be satisfied on, and as of, the date of such Borrowing.
Delivery of an executed counterpart of a signature page of this Notice by fax transmission or other electronic mail transmission (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed original counterpart of this Notice.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]
3 Which must not be less than $5,000,000 or, if greater, in a larger multiple of $1,000,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower.
4This Notice must be delivered prior to 1:00 p.m. (New York City time) on the date (which must be a Domestic Business Day) of the requested Swingline Borrowing.
~~E-4-~~F-2

IN WITNESS WHEREOF, the Borrower has caused this Notice to be duly executed and delivered by its below duly authorized Responsible Officer as of the day and year first written above.
BORROWER:    NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE
CORPORATION

Bank:
Name:
Title:

[Signature Page Ends]

~~E-4-~~F-3